Lockup Agreement

This Lockup Agreement (the ?Agreement?) is entered into as of this 12th day of August 2005, by and among Theodore K. Landau (the ?Shareholder?) and Cross Atlantic Commodities, Inc., a Nevada corporation (the
?Company?).

Whereas, the shareholder holds common stock of the Company or securities convertible into or exercisable for common stock of the Company (collectively, ?Securities?);

Whereas, the Company believes it is in the best interests of its stockholders to establish an orderly trading market for shares of the Company?s common stock.

Whereas, the Company desires the Shareholder to refrain selling securities held by the Shareholder to encourage orderly trading in shares of the Company?s common stock;

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Lockup of Securities.   The Shareholder agrees, that without the
prior written consent of the Company, the Shareholder will not make or cause any sale of any Securities listed on Exhibit I hereto which, as of the date of this Agreement, the Shareholder owns either of record or beneficially, and which the Shareholder has the power to control the disposition; provided, however, that the Shareholder may, without the Company?s prior written consent, (i) sell or otherwise transfer Securities in the Company, or any of its wholly-owned subsidiaries, or make a gift of Securities without consideration to an organization exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (ii) transfer shares to an exchange fund if such transfer does not require the Shareholder to file a Form 144 pursuant to the rules of the Securities and Exchange Commission.

2.   Consideration for Lockup.   In consideration for the Shareholder
agreeing to be bound by the terms of this Agreement, the Company grants the Shareholder the right to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement, after termination of the Company?s SB-2 offering.

Starting 3 months after the termination of the Company?s SB-2 offering, the Company grants the Shareholder the right every 3 months to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement.

The balance of shares may be sold by the Shareholder without consideration for lockup, 24 months after the termination of the Company?s SB-2 offering.

3.   Failure to Register Shares.   Should the shares required by
Section 2 of this Agreement not be filed in a registration statement with the Securities and Exchange Commission within 90 days of this Agreement, then this Agreement shall be null and void and of no further force and effect.

4.   Transfer; Successor and Assigns.   The terms and conditions of
this Agreement shall inure to the benefit of and be binding upon the
respective successors and assigns of the parties.   Nothing in this
Agreement, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5. Governing Law. This Agreement shall be governed by and construed under the laws of the State or New York applicable to contracts entered into and fully to be performed in the State of New York by residents of the State of New York.

6.   Counterparts.   This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constituted one and the same instrument.

7.   Titles and Subtitles.   The titles and subtitles used in this
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.   Notices.
All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given or made upon (i) the Shareholder at such Shareholder?s address set forth on the signature page hereto; and (ii) the Company at Cross Atlantic Commodities, Inc., 245 Park Avenue, 39th Floor, New York, New York 10167, attention President and General Counsel.

   All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by overnight courier, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

   Any party may, by written notice to the other, alter its address or respondent, and such notice shall be given in accordance with the terms of this Section 8.

9.   Attorneys? Fees.   If any action at law or in equity (including
arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney?s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

10.   Amendments and Waivers.   Any term of this Agreement may be
amended with the written consent of the Company and the Shareholder.

11.   Severability.   If one or more provisions of this Agreement are
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.  Delays or Omissions.   NO delay or omission to exercise any right,
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party to this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any breach or default be deemed a waiver of any
other breach or default theretofore or thereafter occurring.   Any
waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective
only to the extent specifically set forth in such writing.   All
remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

13.   Entire Agreement.   This Agreement and the documents referred to
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly cancelled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Cross Atlantic Commodities, Inc.

By:   /s/Michael Enemaerke
      ------------------------
      Name:  Michael Enemaerke
      Title:  President of Cross Atlantic Commodities, Inc.

Theodore K. Landau
----------------------
Shareholder

Address:	6165 Old Court Road
            Boca Raton, FL 33433



Exhibit I

Securities Subject to Lockup Agreement

All shares of common stock in Cross Atlantic Commodities, Inc. issued and registered in the name of the shareholder at July 27, 2005




Lockup Agreement

This Lockup Agreement (the ?Agreement?) is entered into as of this 12th day of August 2005, by and among Dean Primavera (the ?Shareholder?) and Cross Atlantic Commodities, Inc., a Nevada corporation (the ?Company?).

Whereas, the shareholder holds common stock of the Company or securities convertible into or exercisable for common stock of the Company (collectively, ?Securities?);

Whereas, the Company believes it is in the best interests of its stockholders to establish an orderly trading market for shares of the Company?s common stock.

Whereas, the Company desires the Shareholder to refrain selling securities held by the Shareholder to encourage orderly trading in shares of the Company?s common stock;

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Lockup of Securities.   The Shareholder agrees, that without the
prior written consent of the Company, the Shareholder will not make or cause any sale of any Securities listed on Exhibit I hereto which, as of the date of this Agreement, the Shareholder owns either of record or beneficially, and which the Shareholder has the power to control the disposition; provided, however, that the Shareholder may, without the Company?s prior written consent, (i) sell or otherwise transfer Securities in the Company, or any of its wholly-owned subsidiaries, or make a gift of Securities without consideration to an organization exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (ii) transfer shares to an exchange fund if such transfer does not require the Shareholder to file a Form 144 pursuant to the rules of the Securities and Exchange Commission.

2.   Consideration for Lockup.   In consideration for the Shareholder
agreeing to be bound by the terms of this Agreement, the Company grants the Shareholder the right to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement, after termination of the Company?s SB-2 offering.

Starting 3 months after the termination of the Company?s SB-2 offering, the Company grants the Shareholder the right every 3 months to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement.

The balance of shares may be sold by the Shareholder without consideration for lockup, 24 months after the termination of the Company?s SB-2 offering.

3.   Failure to Register Shares.   Should the shares required by
Section 2 of this Agreement not be filed in a registration statement with the Securities and Exchange Commission within 90 days of this Agreement, then this Agreement shall be null and void and of no further force and effect.

4.   Transfer; Successor and Assigns.   The terms and conditions of
this Agreement shall inure to the benefit of and be binding upon the
respective successors and assigns of the parties.   Nothing in this
Agreement, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5. Governing Law. This Agreement shall be governed by and construed under the laws of the State or New York applicable to contracts entered into and fully to be performed in the State of New York by residents of the State of New York.

6.   Counterparts.   This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constituted one and the same instrument.

7.   Titles and Subtitles.   The titles and subtitles used in this
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.   Notices.
All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given or made upon (i) the Shareholder at such Shareholder?s address set forth on the signature page hereto; and (ii) the Company at Cross Atlantic Commodities, Inc., 245 Park Avenue, 39th Floor, New York, New York 10167, attention President and General Counsel.

   All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by overnight courier, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

   Any party may, by written notice to the other, alter its address or respondent, and such notice shall be given in accordance with the terms of this Section 8.

9.   Attorneys? Fees.   If any action at law or in equity (including
arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney?s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

10.   Amendments and Waivers.   Any term of this Agreement may be
amended with the written consent of the Company and the Shareholder.

11.   Severability.   If one or more provisions of this Agreement are
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.  Delays or Omissions.   NO delay or omission to exercise any right,
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party to this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any breach or default be deemed a waiver of any
other breach or default theretofore or thereafter occurring.   Any
waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective
only to the extent specifically set forth in such writing.   All
remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

13.   Entire Agreement.   This Agreement and the documents referred to
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly cancelled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Cross Atlantic Commodities, Inc.

By:   /s/Michael Enemaerke
      ------------------------
      Name:  Michael Enemaerke
      Title:  President of Cross Atlantic Commodities, Inc.

Dean Primavera
----------------------
Shareholder

Address:	962 Northlake Boulevard
            #237
            Lake Park, FL 33403



Exhibit I

Securities Subject to Lockup Agreement

All shares of common stock in Cross Atlantic Commodities, Inc. issued and registered in the name of the shareholder at July 27, 2005



Lockup Agreement

This Lockup Agreement (the ?Agreement?) is entered into as of this 12th day of August 2005, by and among Mark Iannuzzi (the ?Shareholder?) and Cross Atlantic Commodities, Inc., a Nevada corporation (the ?Company?).

Whereas, the shareholder holds common stock of the Company or securities convertible into or exercisable for common stock of the Company (collectively, ?Securities?);

Whereas, the Company believes it is in the best interests of its stockholders to establish an orderly trading market for shares of the Company?s common stock.

Whereas, the Company desires the Shareholder to refrain selling securities held by the Shareholder to encourage orderly trading in shares of the Company?s common stock;

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Lockup of Securities.   The Shareholder agrees, that without the
prior written consent of the Company, the Shareholder will not make or cause any sale of any Securities listed on Exhibit I hereto which, as of the date of this Agreement, the Shareholder owns either of record or beneficially, and which the Shareholder has the power to control the disposition; provided, however, that the Shareholder may, without the Company?s prior written consent, (i) sell or otherwise transfer Securities in the Company, or any of its wholly-owned subsidiaries, or make a gift of Securities without consideration to an organization exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (ii) transfer shares to an exchange fund if such transfer does not require the Shareholder to file a Form 144 pursuant to the rules of the Securities and Exchange Commission.

2.   Consideration for Lockup.   In consideration for the Shareholder
agreeing to be bound by the terms of this Agreement, the Company grants the Shareholder the right to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement, after termination of the Company?s SB-2 offering.

Starting 3 months after the termination of the Company?s SB-2 offering, the Company grants the Shareholder the right every 3 months to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement.

The balance of shares may be sold by the Shareholder without consideration for lockup, 24 months after the termination of the Company?s SB-2 offering.

3.   Failure to Register Shares.   Should the shares required by
Section 2 of this Agreement not be filed in a registration statement with the Securities and Exchange Commission within 90 days of this Agreement, then this Agreement shall be null and void and of no further force and effect.

4.   Transfer; Successor and Assigns.   The terms and conditions of
this Agreement shall inure to the benefit of and be binding upon the
respective successors and assigns of the parties.   Nothing in this
Agreement, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5. Governing Law. This Agreement shall be governed by and construed under the laws of the State or New York applicable to contracts entered into and fully to be performed in the State of New York by residents of the State of New York.

6.   Counterparts.   This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constituted one and the same instrument.

7.   Titles and Subtitles.   The titles and subtitles used in this
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.   Notices.
All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given or made upon (i) the Shareholder at such Shareholder?s address set forth on the signature page hereto; and (ii) the Company at Cross Atlantic Commodities, Inc., 245 Park Avenue, 39th Floor, New York, New York 10167, attention President and General Counsel.

   All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by overnight courier, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

   Any party may, by written notice to the other, alter its address or respondent, and such notice shall be given in accordance with the terms of this Section 8.

9.   Attorneys? Fees.   If any action at law or in equity (including
arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney?s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

10.   Amendments and Waivers.   Any term of this Agreement may be
amended with the written consent of the Company and the Shareholder.

11.   Severability.   If one or more provisions of this Agreement are
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.  Delays or Omissions.   NO delay or omission to exercise any right,
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party to this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any breach or default be deemed a waiver of any
other breach or default theretofore or thereafter occurring.   Any
waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective
only to the extent specifically set forth in such writing.   All
remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

13.   Entire Agreement.   This Agreement and the documents referred to
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly cancelled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Cross Atlantic Commodities, Inc.

By:   /s/Michael Enemaerke
      ------------------------
      Name:  Michael Enemaerke
      Title:  President of Cross Atlantic Commodities, Inc.

Mark Iannuzzi
----------------------
Shareholder

Address:	315 North Avenue
            Mt. Clemen, MI 48043



Lockup Agreement

This Lockup Agreement (the ?Agreement?) is entered into as of this 12th day of August 2005, by and among Joseph Turner (the ?Shareholder?) and Cross Atlantic Commodities, Inc., a Nevada corporation (the ?Company?).

Whereas, the shareholder holds common stock of the Company or securities convertible into or exercisable for common stock of the Company (collectively, ?Securities?);

Whereas, the Company believes it is in the best interests of its stockholders to establish an orderly trading market for shares of the Company?s common stock.

Whereas, the Company desires the Shareholder to refrain selling securities held by the Shareholder to encourage orderly trading in shares of the Company?s common stock;

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Lockup of Securities.   The Shareholder agrees, that without the
prior written consent of the Company, the Shareholder will not make or cause any sale of any Securities listed on Exhibit I hereto which, as of the date of this Agreement, the Shareholder owns either of record or beneficially, and which the Shareholder has the power to control the disposition; provided, however, that the Shareholder may, without the Company?s prior written consent, (i) sell or otherwise transfer Securities in the Company, or any of its wholly-owned subsidiaries, or make a gift of Securities without consideration to an organization exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (ii) transfer shares to an exchange fund if such transfer does not require the Shareholder to file a Form 144 pursuant to the rules of the Securities and Exchange Commission.

2.   Consideration for Lockup.   In consideration for the Shareholder
agreeing to be bound by the terms of this Agreement, the Company grants the Shareholder the right to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement, after termination of the Company?s SB-2 offering.

Starting 3 months after the termination of the Company?s SB-2 offering, the Company grants the Shareholder the right every 3 months to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement.

The balance of shares may be sold by the Shareholder without consideration for lockup, 24 months after the termination of the Company?s SB-2 offering.

3.   Failure to Register Shares.   Should the shares required by
Section 2 of this Agreement not be filed in a registration statement with the Securities and Exchange Commission within 90 days of this Agreement, then this Agreement shall be null and void and of no further force and effect.

4.   Transfer; Successor and Assigns.   The terms and conditions of
this Agreement shall inure to the benefit of and be binding upon the
respective successors and assigns of the parties.   Nothing in this
Agreement, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5. Governing Law. This Agreement shall be governed by and construed under the laws of the State or New York applicable to contracts entered into and fully to be performed in the State of New York by residents of the State of New York.

6.   Counterparts.   This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constituted one and the same instrument.

7.   Titles and Subtitles.   The titles and subtitles used in this
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.   Notices.
All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given or made upon (i) the Shareholder at such Shareholder?s address set forth on the signature page hereto; and (ii) the Company at Cross Atlantic Commodities, Inc., 245 Park Avenue, 39th Floor, New York, New York 10167, attention President and General Counsel.

   All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by overnight courier, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

   Any party may, by written notice to the other, alter its address or respondent, and such notice shall be given in accordance with the terms of this Section 8.

9.   Attorneys? Fees.   If any action at law or in equity (including
arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney?s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

10.   Amendments and Waivers.   Any term of this Agreement may be
amended with the written consent of the Company and the Shareholder.

11.   Severability.   If one or more provisions of this Agreement are
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.  Delays or Omissions.   NO delay or omission to exercise any right,
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party to this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any breach or default be deemed a waiver of any
other breach or default theretofore or thereafter occurring.   Any
waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective
only to the extent specifically set forth in such writing.   All
remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

13.   Entire Agreement.   This Agreement and the documents referred to
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly cancelled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Cross Atlantic Commodities, Inc.

By:   /s/Michael Enemaerke
      ------------------------
      Name:  Michael Enemaerke
      Title:  President of Cross Atlantic Commodities, Inc.

Joseph Turner
----------------------
Shareholder

Address:	12783 152nd St. North
            Jupiter, Florida 33478



Exhibit I

Securities Subject to Lockup Agreement

All shares of common stock in Cross Atlantic Commodities, Inc. issued and registered in the name of the shareholder at July 27, 2005







Lockup Agreement

This Lockup Agreement (the ?Agreement?) is entered into as of this 12th day of August 2005, by and among Arnold Kaufman (the ?Shareholder?) and Cross Atlantic Commodities, Inc., a Nevada corporation (the ?Company?).

Whereas, the shareholder holds common stock of the Company or securities convertible into or exercisable for common stock of the Company (collectively, ?Securities?);

Whereas, the Company believes it is in the best interests of its stockholders to establish an orderly trading market for shares of the Company?s common stock.

Whereas, the Company desires the Shareholder to refrain selling securities held by the Shareholder to encourage orderly trading in shares of the Company?s common stock;

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Lockup of Securities.   The Shareholder agrees, that without the
prior written consent of the Company, the Shareholder will not make or cause any sale of any Securities listed on Exhibit I hereto which, as of the date of this Agreement, the Shareholder owns either of record or beneficially, and which the Shareholder has the power to control the disposition; provided, however, that the Shareholder may, without the Company?s prior written consent, (i) sell or otherwise transfer Securities in the Company, or any of its wholly-owned subsidiaries, or make a gift of Securities without consideration to an organization exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (ii) transfer shares to an exchange fund if such transfer does not require the Shareholder to file a Form 144 pursuant to the rules of the Securities and Exchange Commission.

2.   Consideration for Lockup.   In consideration for the Shareholder
agreeing to be bound by the terms of this Agreement, the Company grants the Shareholder the right to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement, after termination of the Company?s SB-2 offering.

Starting 3 months after the termination of the Company?s SB-2 offering, the Company grants the Shareholder the right every 3 months to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement.

The balance of shares may be sold by the Shareholder without consideration for lockup, 24 months after the termination of the Company?s SB-2 offering.

3.   Failure to Register Shares.   Should the shares required by
Section 2 of this Agreement not be filed in a registration statement with the Securities and Exchange Commission within 90 days of this Agreement, then this Agreement shall be null and void and of no further force and effect.

4.   Transfer; Successor and Assigns.   The terms and conditions of
this Agreement shall inure to the benefit of and be binding upon the
respective successors and assigns of the parties.   Nothing in this
Agreement, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5. Governing Law. This Agreement shall be governed by and construed under the laws of the State or New York applicable to contracts entered into and fully to be performed in the State of New York by residents of the State of New York.

6.   Counterparts.   This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constituted one and the same instrument.

7.   Titles and Subtitles.   The titles and subtitles used in this
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.   Notices.
All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given or made upon (i) the Shareholder at such Shareholder?s address set forth on the signature page hereto; and (ii) the Company at Cross Atlantic Commodities, Inc., 245 Park Avenue, 39th Floor, New York, New York 10167, attention President and General Counsel.

   All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by overnight courier, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

   Any party may, by written notice to the other, alter its address or respondent, and such notice shall be given in accordance with the terms of this Section 8.

9.   Attorneys? Fees.   If any action at law or in equity (including
arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney?s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

10.   Amendments and Waivers.   Any term of this Agreement may be
amended with the written consent of the Company and the Shareholder.

11.   Severability.   If one or more provisions of this Agreement are
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.  Delays or Omissions.   NO delay or omission to exercise any right,
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party to this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any breach or default be deemed a waiver of any
other breach or default theretofore or thereafter occurring.   Any
waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective
only to the extent specifically set forth in such writing.   All
remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

13.   Entire Agreement.   This Agreement and the documents referred to
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly cancelled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Cross Atlantic Commodities, Inc.

By:   /s/Michael Enemaerke
      ------------------------
      Name:  Michael Enemaerke
      Title:  President of Cross Atlantic Commodities, Inc.

Arnold Kaufman
----------------------
Shareholder

Address:	81 East Hampton Drive
            West Palm Beach, Florida 33417



Exhibit I

Securities Subject to Lockup Agreement

All shares of common stock in Cross Atlantic Commodities, Inc. issued and registered in the name of the shareholder at July 27, 2005




Lockup Agreement

This Lockup Agreement (the ?Agreement?) is entered into as of this 12th day of August 2005, by and among James V. Mikolanda (the ?Shareholder?) and Cross Atlantic Commodities, Inc., a Nevada corporation (the
?Company?).

Whereas, the shareholder holds common stock of the Company or securities convertible into or exercisable for common stock of the Company (collectively, ?Securities?);

Whereas, the Company believes it is in the best interests of its stockholders to establish an orderly trading market for shares of the Company?s common stock.

Whereas, the Company desires the Shareholder to refrain selling securities held by the Shareholder to encourage orderly trading in shares of the Company?s common stock;

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Lockup of Securities.   The Shareholder agrees, that without the
prior written consent of the Company, the Shareholder will not make or cause any sale of any Securities listed on Exhibit I hereto which, as of the date of this Agreement, the Shareholder owns either of record or beneficially, and which the Shareholder has the power to control the disposition; provided, however, that the Shareholder may, without the Company?s prior written consent, (i) sell or otherwise transfer Securities in the Company, or any of its wholly-owned subsidiaries, or make a gift of Securities without consideration to an organization exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (ii) transfer shares to an exchange fund if such transfer does not require the Shareholder to file a Form 144 pursuant to the rules of the Securities and Exchange Commission.

2.   Consideration for Lockup.   In consideration for the Shareholder
agreeing to be bound by the terms of this Agreement, the Company grants the Shareholder the right to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement, after termination of the Company?s SB-2 offering.

Starting 3 months after the termination of the Company?s SB-2 offering, the Company grants the Shareholder the right every 3 months to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement.

The balance of shares may be sold by the Shareholder without consideration for lockup, 24 months after the termination of the Company?s SB-2 offering.

3.   Failure to Register Shares.   Should the shares required by
Section 2 of this Agreement not be filed in a registration statement with the Securities and Exchange Commission within 90 days of this Agreement, then this Agreement shall be null and void and of no further force and effect.

4.   Transfer; Successor and Assigns.   The terms and conditions of
this Agreement shall inure to the benefit of and be binding upon the
respective successors and assigns of the parties.   Nothing in this
Agreement, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5. Governing Law. This Agreement shall be governed by and construed under the laws of the State or New York applicable to contracts entered into and fully to be performed in the State of New York by residents of the State of New York.

6.   Counterparts.   This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constituted one and the same instrument.

7.   Titles and Subtitles.   The titles and subtitles used in this
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.   Notices.
All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given or made upon (i) the Shareholder at such Shareholder?s address set forth on the signature page hereto; and (ii) the Company at Cross Atlantic Commodities, Inc., 245 Park Avenue, 39th Floor, New York, New York 10167, attention President and General Counsel.

   All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by overnight courier, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

   Any party may, by written notice to the other, alter its address or respondent, and such notice shall be given in accordance with the terms of this Section 8.

9.   Attorneys? Fees.   If any action at law or in equity (including
arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney?s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

10.   Amendments and Waivers.   Any term of this Agreement may be
amended with the written consent of the Company and the Shareholder.

11.   Severability.   If one or more provisions of this Agreement are
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.  Delays or Omissions.   NO delay or omission to exercise any right,
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party to this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any breach or default be deemed a waiver of any
other breach or default theretofore or thereafter occurring.   Any
waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective
only to the extent specifically set forth in such writing.   All
remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

13.   Entire Agreement.   This Agreement and the documents referred to
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly cancelled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Cross Atlantic Commodities, Inc.

By:   /s/Michael Enemaerke
      ------------------------
      Name:  Michael Enemaerke
      Title:  President of Cross Atlantic Commodities, Inc.

James V. Mikolanda
----------------------
Shareholder

Address:	5570 Barton Road, 406
            North Olmsted, Ohio 44070



Exhibit I

Securities Subject to Lockup Agreement

All shares of common stock in Cross Atlantic Commodities, Inc. issued and registered in the name of the shareholder at July 27, 2005



Lockup Agreement

This Lockup Agreement (the ?Agreement?) is entered into as of this 12th day of August 2005, by and among Euclid and Ana Maria Antunes (the ?Shareholder?) and Cross Atlantic Commodities, Inc., a Nevada corporation (the ?Company?).

Whereas, the shareholder holds common stock of the Company or securities convertible into or exercisable for common stock of the Company (collectively, ?Securities?);

Whereas, the Company believes it is in the best interests of its stockholders to establish an orderly trading market for shares of the Company?s common stock.

Whereas, the Company desires the Shareholder to refrain selling securities held by the Shareholder to encourage orderly trading in shares of the Company?s common stock;

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Lockup of Securities.   The Shareholder agrees, that without the
prior written consent of the Company, the Shareholder will not make or cause any sale of any Securities listed on Exhibit I hereto which, as of the date of this Agreement, the Shareholder owns either of record or beneficially, and which the Shareholder has the power to control the disposition; provided, however, that the Shareholder may, without the Company?s prior written consent, (i) sell or otherwise transfer Securities in the Company, or any of its wholly-owned subsidiaries, or make a gift of Securities without consideration to an organization exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (ii) transfer shares to an exchange fund if such transfer does not require the Shareholder to file a Form 144 pursuant to the rules of the Securities and Exchange Commission.

2.   Consideration for Lockup.   In consideration for the Shareholder
agreeing to be bound by the terms of this Agreement, the Company grants the Shareholder the right to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement, after termination of the Company?s SB-2 offering.

Starting 3 months after the termination of the Company?s SB-2 offering, the Company grants the Shareholder the right every 3 months to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement.

The balance of shares may be sold by the Shareholder without consideration for lockup, 24 months after the termination of the Company?s SB-2 offering.

3.   Failure to Register Shares.   Should the shares required by
Section 2 of this Agreement not be filed in a registration statement with the Securities and Exchange Commission within 90 days of this Agreement, then this Agreement shall be null and void and of no further force and effect.

4.   Transfer; Successor and Assigns.   The terms and conditions of
this Agreement shall inure to the benefit of and be binding upon the
respective successors and assigns of the parties.   Nothing in this
Agreement, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5. Governing Law. This Agreement shall be governed by and construed under the laws of the State or New York applicable to contracts entered into and fully to be performed in the State of New York by residents of the State of New York.

6.   Counterparts.   This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constituted one and the same instrument.

7.   Titles and Subtitles.   The titles and subtitles used in this
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.   Notices.
All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given or made upon (i) the Shareholder at such Shareholder?s address set forth on the signature page hereto; and (ii) the Company at Cross Atlantic Commodities, Inc., 245 Park Avenue, 39th Floor, New York, New York 10167, attention President and General Counsel.

   All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by overnight courier, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

   Any party may, by written notice to the other, alter its address or respondent, and such notice shall be given in accordance with the terms of this Section 8.

9.   Attorneys? Fees.   If any action at law or in equity (including
arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney?s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

10.   Amendments and Waivers.   Any term of this Agreement may be
amended with the written consent of the Company and the Shareholder.

11.   Severability.   If one or more provisions of this Agreement are
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.  Delays or Omissions.   NO delay or omission to exercise any right,
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party to this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any breach or default be deemed a waiver of any
other breach or default theretofore or thereafter occurring.   Any
waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective
only to the extent specifically set forth in such writing.   All
remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

13.   Entire Agreement.   This Agreement and the documents referred to
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly cancelled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Cross Atlantic Commodities, Inc.

By:   /s/Michael Enemaerke
      ------------------------
      Name:  Michael Enemaerke
      Title:  President of Cross Atlantic Commodities, Inc.

Euclid Antunes
Ana Maria Antunes
----------------------
Shareholder

Address:	19 Westerly Lane
            Thornwood, NY 10594



Exhibit I

Securities Subject to Lockup Agreement

All shares of common stock in Cross Atlantic Commodities, Inc. issued and registered in the name of the shareholder at July 27, 2005



Lockup Agreement

This Lockup Agreement (the ?Agreement?) is entered into as of this 12th day of August 2005, by and among Christopher S. Clayton (the
?Shareholder?) and Cross Atlantic Commodities, Inc., a Nevada corporation (the ?Company?).

Whereas, the shareholder holds common stock of the Company or securities convertible into or exercisable for common stock of the Company (collectively, ?Securities?);

Whereas, the Company believes it is in the best interests of its stockholders to establish an orderly trading market for shares of the Company?s common stock.

Whereas, the Company desires the Shareholder to refrain selling securities held by the Shareholder to encourage orderly trading in shares of the Company?s common stock;

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Lockup of Securities.   The Shareholder agrees, that without the
prior written consent of the Company, the Shareholder will not make or cause any sale of any Securities listed on Exhibit I hereto which, as of the date of this Agreement, the Shareholder owns either of record or beneficially, and which the Shareholder has the power to control the disposition; provided, however, that the Shareholder may, without the Company?s prior written consent, (i) sell or otherwise transfer Securities in the Company, or any of its wholly-owned subsidiaries, or make a gift of Securities without consideration to an organization exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (ii) transfer shares to an exchange fund if such transfer does not require the Shareholder to file a Form 144 pursuant to the rules of the Securities and Exchange Commission.

2.   Consideration for Lockup.   In consideration for the Shareholder
agreeing to be bound by the terms of this Agreement, the Company grants the Shareholder the right to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement, after termination of the Company?s SB-2 offering.

Starting 3 months after the termination of the Company?s SB-2 offering, the Company grants the Shareholder the right every 3 months to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement.

The balance of shares may be sold by the Shareholder without consideration for lockup, 24 months after the termination of the Company?s SB-2 offering.

3.   Failure to Register Shares.   Should the shares required by
Section 2 of this Agreement not be filed in a registration statement with the Securities and Exchange Commission within 90 days of this Agreement, then this Agreement shall be null and void and of no further force and effect.

4.   Transfer; Successor and Assigns.   The terms and conditions of
this Agreement shall inure to the benefit of and be binding upon the
respective successors and assigns of the parties.   Nothing in this
Agreement, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5. Governing Law. This Agreement shall be governed by and construed under the laws of the State or New York applicable to contracts entered into and fully to be performed in the State of New York by residents of the State of New York.

6.   Counterparts.   This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constituted one and the same instrument.

7.   Titles and Subtitles.   The titles and subtitles used in this
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.   Notices.
All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given or made upon (i) the Shareholder at such Shareholder?s address set forth on the signature page hereto; and (ii) the Company at Cross Atlantic Commodities, Inc., 245 Park Avenue, 39th Floor, New York, New York 10167, attention President and General Counsel.

   All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by overnight courier, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

   Any party may, by written notice to the other, alter its address or respondent, and such notice shall be given in accordance with the terms of this Section 8.

9.   Attorneys? Fees.   If any action at law or in equity (including
arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney?s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

10.   Amendments and Waivers.   Any term of this Agreement may be
amended with the written consent of the Company and the Shareholder.

11.   Severability.   If one or more provisions of this Agreement are
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.  Delays or Omissions.   NO delay or omission to exercise any right,
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party to this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any breach or default be deemed a waiver of any
other breach or default theretofore or thereafter occurring.   Any
waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective
only to the extent specifically set forth in such writing.   All
remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

13.   Entire Agreement.   This Agreement and the documents referred to
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly cancelled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Cross Atlantic Commodities, Inc.

By:   /s/Michael Enemaerke
      ------------------------
      Name:  Michael Enemaerke
      Title:  President of Cross Atlantic Commodities, Inc.

Christopher S. Clayton
----------------------
Shareholder

Address:	103 Richland Dr. West
            Mandeville, LA 70448



Exhibit I

Securities Subject to Lockup Agreement

All shares of common stock in Cross Atlantic Commodities, Inc. issued and registered in the name of the shareholder at July 27, 2005



Lockup Agreement

This Lockup Agreement (the ?Agreement?) is entered into as of this 12th day of August 2005, by and among Richard E. Njoku (the ?Shareholder?) and Cross Atlantic Commodities, Inc., a Nevada corporation (the
?Company?).

Whereas, the shareholder holds common stock of the Company or securities convertible into or exercisable for common stock of the Company (collectively, ?Securities?);

Whereas, the Company believes it is in the best interests of its stockholders to establish an orderly trading market for shares of the Company?s common stock.

Whereas, the Company desires the Shareholder to refrain selling securities held by the Shareholder to encourage orderly trading in shares of the Company?s common stock;

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Lockup of Securities.   The Shareholder agrees, that without the
prior written consent of the Company, the Shareholder will not make or cause any sale of any Securities listed on Exhibit I hereto which, as of the date of this Agreement, the Shareholder owns either of record or beneficially, and which the Shareholder has the power to control the disposition; provided, however, that the Shareholder may, without the Company?s prior written consent, (i) sell or otherwise transfer Securities in the Company, or any of its wholly-owned subsidiaries, or make a gift of Securities without consideration to an organization exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (ii) transfer shares to an exchange fund if such transfer does not require the Shareholder to file a Form 144 pursuant to the rules of the Securities and Exchange Commission.

2.   Consideration for Lockup.   In consideration for the Shareholder
agreeing to be bound by the terms of this Agreement, the Company grants the Shareholder the right to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement, after termination of the Company?s SB-2 offering.

Starting 3 months after the termination of the Company?s SB-2 offering, the Company grants the Shareholder the right every 3 months to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement.

The balance of shares may be sold by the Shareholder without consideration for lockup, 24 months after the termination of the Company?s SB-2 offering.

3.   Failure to Register Shares.   Should the shares required by
Section 2 of this Agreement not be filed in a registration statement with the Securities and Exchange Commission within 90 days of this Agreement, then this Agreement shall be null and void and of no further force and effect.

4.   Transfer; Successor and Assigns.   The terms and conditions of
this Agreement shall inure to the benefit of and be binding upon the
respective successors and assigns of the parties.   Nothing in this
Agreement, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5. Governing Law. This Agreement shall be governed by and construed under the laws of the State or New York applicable to contracts entered into and fully to be performed in the State of New York by residents of the State of New York.

6.   Counterparts.   This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constituted one and the same instrument.

7.   Titles and Subtitles.   The titles and subtitles used in this
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.   Notices.
All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given or made upon (i) the Shareholder at such Shareholder?s address set forth on the signature page hereto; and (ii) the Company at Cross Atlantic Commodities, Inc., 245 Park Avenue, 39th Floor, New York, New York 10167, attention President and General Counsel.

   All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by overnight courier, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

   Any party may, by written notice to the other, alter its address or respondent, and such notice shall be given in accordance with the terms of this Section 8.

9.   Attorneys? Fees.   If any action at law or in equity (including
arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney?s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

10.   Amendments and Waivers.   Any term of this Agreement may be
amended with the written consent of the Company and the Shareholder.

11.   Severability.   If one or more provisions of this Agreement are
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.  Delays or Omissions.   NO delay or omission to exercise any right,
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party to this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any breach or default be deemed a waiver of any
other breach or default theretofore or thereafter occurring.   Any
waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective
only to the extent specifically set forth in such writing.   All
remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

13.   Entire Agreement.   This Agreement and the documents referred to
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly cancelled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Cross Atlantic Commodities, Inc.

By:   /s/Michael Enemaerke
      ------------------------
      Name:  Michael Enemaerke
      Title:  President of Cross Atlantic Commodities, Inc.

Richard E. Njoku
----------------------
Shareholder

Address:	237 E. 210th St.
            Euclid, OH 44123



Exhibit I

Securities Subject to Lockup Agreement

All shares of common stock in Cross Atlantic Commodities, Inc. issued and registered in the name of the shareholder at July 27, 2005



Lockup Agreement

This Lockup Agreement (the ?Agreement?) is entered into as of this 12th day of August 2005, by and among Frank Bertrand (the ?Shareholder?) and Cross Atlantic Commodities, Inc., a Nevada corporation (the ?Company?).

Whereas, the shareholder holds common stock of the Company or securities convertible into or exercisable for common stock of the Company (collectively, ?Securities?);

Whereas, the Company believes it is in the best interests of its stockholders to establish an orderly trading market for shares of the Company?s common stock.

Whereas, the Company desires the Shareholder to refrain selling securities held by the Shareholder to encourage orderly trading in shares of the Company?s common stock;

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Lockup of Securities.   The Shareholder agrees, that without the
prior written consent of the Company, the Shareholder will not make or cause any sale of any Securities listed on Exhibit I hereto which, as of the date of this Agreement, the Shareholder owns either of record or beneficially, and which the Shareholder has the power to control the disposition; provided, however, that the Shareholder may, without the Company?s prior written consent, (i) sell or otherwise transfer Securities in the Company, or any of its wholly-owned subsidiaries, or make a gift of Securities without consideration to an organization exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (ii) transfer shares to an exchange fund if such transfer does not require the Shareholder to file a Form 144 pursuant to the rules of the Securities and Exchange Commission.

2.   Consideration for Lockup.   In consideration for the Shareholder
agreeing to be bound by the terms of this Agreement, the Company grants the Shareholder the right to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement, after termination of the Company?s SB-2 offering.

Starting 3 months after the termination of the Company?s SB-2 offering, the Company grants the Shareholder the right every 3 months to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement.

The balance of shares may be sold by the Shareholder without consideration for lockup, 24 months after the termination of the Company?s SB-2 offering.

3.   Failure to Register Shares.   Should the shares required by
Section 2 of this Agreement not be filed in a registration statement with the Securities and Exchange Commission within 90 days of this Agreement, then this Agreement shall be null and void and of no further force and effect.

4.   Transfer; Successor and Assigns.   The terms and conditions of
this Agreement shall inure to the benefit of and be binding upon the
respective successors and assigns of the parties.   Nothing in this
Agreement, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5. Governing Law. This Agreement shall be governed by and construed under the laws of the State or New York applicable to contracts entered into and fully to be performed in the State of New York by residents of the State of New York.

6.   Counterparts.   This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constituted one and the same instrument.

7.   Titles and Subtitles.   The titles and subtitles used in this
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.   Notices.
All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given or made upon (i) the Shareholder at such Shareholder?s address set forth on the signature page hereto; and (ii) the Company at Cross Atlantic Commodities, Inc., 245 Park Avenue, 39th Floor, New York, New York 10167, attention President and General Counsel.

   All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by overnight courier, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

   Any party may, by written notice to the other, alter its address or respondent, and such notice shall be given in accordance with the terms of this Section 8.

9.   Attorneys? Fees.   If any action at law or in equity (including
arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney?s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

10.   Amendments and Waivers.   Any term of this Agreement may be
amended with the written consent of the Company and the Shareholder.

11.   Severability.   If one or more provisions of this Agreement are
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.  Delays or Omissions.   NO delay or omission to exercise any right,
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party to this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any breach or default be deemed a waiver of any
other breach or default theretofore or thereafter occurring.   Any
waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective
only to the extent specifically set forth in such writing.   All
remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

13.   Entire Agreement.   This Agreement and the documents referred to
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly cancelled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Cross Atlantic Commodities, Inc.

By:   /s/Michael Enemaerke
      ------------------------
      Name:  Michael Enemaerke
      Title:  President of Cross Atlantic Commodities, Inc.

Frank Bertrand
----------------------
Shareholder

Address:	2308 Trott Avenue
            Vienna, VA 22181



Exhibit I

Securities Subject to Lockup Agreement

All shares of common stock in Cross Atlantic Commodities, Inc. issued and registered in the name of the shareholder at July 27, 2005



Lockup Agreement

This Lockup Agreement (the ?Agreement?) is entered into as of this 12th day of August 2005, by and among John F. Mulrey (the ?Shareholder?) and Cross Atlantic Commodities, Inc., a Nevada corporation (the ?Company?).

Whereas, the shareholder holds common stock of the Company or securities convertible into or exercisable for common stock of the Company (collectively, ?Securities?);

Whereas, the Company believes it is in the best interests of its stockholders to establish an orderly trading market for shares of the Company?s common stock.

Whereas, the Company desires the Shareholder to refrain selling securities held by the Shareholder to encourage orderly trading in shares of the Company?s common stock;

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Lockup of Securities.   The Shareholder agrees, that without the
prior written consent of the Company, the Shareholder will not make or cause any sale of any Securities listed on Exhibit I hereto which, as of the date of this Agreement, the Shareholder owns either of record or beneficially, and which the Shareholder has the power to control the disposition; provided, however, that the Shareholder may, without the Company?s prior written consent, (i) sell or otherwise transfer Securities in the Company, or any of its wholly-owned subsidiaries, or make a gift of Securities without consideration to an organization exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (ii) transfer shares to an exchange fund if such transfer does not require the Shareholder to file a Form 144 pursuant to the rules of the Securities and Exchange Commission.

2.   Consideration for Lockup.   In consideration for the Shareholder
agreeing to be bound by the terms of this Agreement, the Company grants the Shareholder the right to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement, after termination of the Company?s SB-2 offering.

Starting 3 months after the termination of the Company?s SB-2 offering, the Company grants the Shareholder the right every 3 months to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement.

The balance of shares may be sold by the Shareholder without consideration for lockup, 24 months after the termination of the Company?s SB-2 offering.

3.   Failure to Register Shares.   Should the shares required by
Section 2 of this Agreement not be filed in a registration statement with the Securities and Exchange Commission within 90 days of this Agreement, then this Agreement shall be null and void and of no further force and effect.

4.   Transfer; Successor and Assigns.   The terms and conditions of
this Agreement shall inure to the benefit of and be binding upon the
respective successors and assigns of the parties.   Nothing in this
Agreement, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5. Governing Law. This Agreement shall be governed by and construed under the laws of the State or New York applicable to contracts entered into and fully to be performed in the State of New York by residents of the State of New York.

6.   Counterparts.   This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constituted one and the same instrument.

7.   Titles and Subtitles.   The titles and subtitles used in this
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.   Notices.
All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given or made upon (i) the Shareholder at such Shareholder?s address set forth on the signature page hereto; and (ii) the Company at Cross Atlantic Commodities, Inc., 245 Park Avenue, 39th Floor, New York, New York 10167, attention President and General Counsel.

   All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by overnight courier, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

   Any party may, by written notice to the other, alter its address or respondent, and such notice shall be given in accordance with the terms of this Section 8.

9.   Attorneys? Fees.   If any action at law or in equity (including
arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney?s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

10.   Amendments and Waivers.   Any term of this Agreement may be
amended with the written consent of the Company and the Shareholder.

11.   Severability.   If one or more provisions of this Agreement are
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.  Delays or Omissions.   NO delay or omission to exercise any right,
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party to this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any breach or default be deemed a waiver of any
other breach or default theretofore or thereafter occurring.   Any
waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective
only to the extent specifically set forth in such writing.   All
remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

13.   Entire Agreement.   This Agreement and the documents referred to
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly cancelled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Cross Atlantic Commodities, Inc.

By:   /s/Michael Enemaerke
      ------------------------
      Name:  Michael Enemaerke
      Title:  President of Cross Atlantic Commodities, Inc.

John F. Mulrey
----------------------
Shareholder

Address:	950 NW 199 Terrace
            Pembroke Pine, FL 33029



Exhibit I

Securities Subject to Lockup Agreement

All shares of common stock in Cross Atlantic Commodities, Inc. issued and registered in the name of the shareholder at July 27, 2005



Lockup Agreement

This Lockup Agreement (the ?Agreement?) is entered into as of this 12th day of August 2005, by and among Lloyd Rubin (the ?Shareholder?) and Cross Atlantic Commodities, Inc., a Nevada corporation (the ?Company?).

Whereas, the shareholder holds common stock of the Company or securities convertible into or exercisable for common stock of the Company (collectively, ?Securities?);

Whereas, the Company believes it is in the best interests of its stockholders to establish an orderly trading market for shares of the Company?s common stock.

Whereas, the Company desires the Shareholder to refrain selling securities held by the Shareholder to encourage orderly trading in shares of the Company?s common stock;

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Lockup of Securities.   The Shareholder agrees, that without the
prior written consent of the Company, the Shareholder will not make or cause any sale of any Securities listed on Exhibit I hereto which, as of the date of this Agreement, the Shareholder owns either of record or beneficially, and which the Shareholder has the power to control the disposition; provided, however, that the Shareholder may, without the Company?s prior written consent, (i) sell or otherwise transfer Securities in the Company, or any of its wholly-owned subsidiaries, or make a gift of Securities without consideration to an organization exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (ii) transfer shares to an exchange fund if such transfer does not require the Shareholder to file a Form 144 pursuant to the rules of the Securities and Exchange Commission.

2.   Consideration for Lockup.   In consideration for the Shareholder
agreeing to be bound by the terms of this Agreement, the Company grants the Shareholder the right to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement, after termination of the Company?s SB-2 offering.

Starting 3 months after the termination of the Company?s SB-2 offering, the Company grants the Shareholder the right every 3 months to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement.

The balance of shares may be sold by the Shareholder without consideration for lockup, 24 months after the termination of the Company?s SB-2 offering.

3.   Failure to Register Shares.   Should the shares required by
Section 2 of this Agreement not be filed in a registration statement with the Securities and Exchange Commission within 90 days of this Agreement, then this Agreement shall be null and void and of no further force and effect.

4.   Transfer; Successor and Assigns.   The terms and conditions of
this Agreement shall inure to the benefit of and be binding upon the
respective successors and assigns of the parties.   Nothing in this
Agreement, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5. Governing Law. This Agreement shall be governed by and construed under the laws of the State or New York applicable to contracts entered into and fully to be performed in the State of New York by residents of the State of New York.

6.   Counterparts.   This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constituted one and the same instrument.

7.   Titles and Subtitles.   The titles and subtitles used in this
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.   Notices.
All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given or made upon (i) the Shareholder at such Shareholder?s address set forth on the signature page hereto; and (ii) the Company at Cross Atlantic Commodities, Inc., 245 Park Avenue, 39th Floor, New York, New York 10167, attention President and General Counsel.

   All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by overnight courier, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

   Any party may, by written notice to the other, alter its address or respondent, and such notice shall be given in accordance with the terms of this Section 8.

9.   Attorneys? Fees.   If any action at law or in equity (including
arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney?s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

10.   Amendments and Waivers.   Any term of this Agreement may be
amended with the written consent of the Company and the Shareholder.

11.   Severability.   If one or more provisions of this Agreement are
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.  Delays or Omissions.   NO delay or omission to exercise any right,
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party to this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any breach or default be deemed a waiver of any
other breach or default theretofore or thereafter occurring.   Any
waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective
only to the extent specifically set forth in such writing.   All
remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

13.   Entire Agreement.   This Agreement and the documents referred to
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly cancelled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Cross Atlantic Commodities, Inc.

By:   /s/Michael Enemaerke
      ------------------------
      Name:  Michael Enemaerke
      Title:  President of Cross Atlantic Commodities, Inc.

Lloyd Rubin
----------------------
Shareholder

Address:	78 East Street
            South Salem, NY 10590



Exhibit I

Securities Subject to Lockup Agreement

All shares of common stock in Cross Atlantic Commodities, Inc. issued and registered in the name of the shareholder at July 27, 2005




Lockup Agreement

This Lockup Agreement (the ?Agreement?) is entered into as of this 12th day of August 2005, by and among David Nixon (the ?Shareholder?) and Cross Atlantic Commodities, Inc., a Nevada corporation (the ?Company?).

Whereas, the shareholder holds common stock of the Company or securities convertible into or exercisable for common stock of the Company (collectively, ?Securities?);

Whereas, the Company believes it is in the best interests of its stockholders to establish an orderly trading market for shares of the Company?s common stock.

Whereas, the Company desires the Shareholder to refrain selling securities held by the Shareholder to encourage orderly trading in shares of the Company?s common stock;

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Lockup of Securities.   The Shareholder agrees, that without the
prior written consent of the Company, the Shareholder will not make or cause any sale of any Securities listed on Exhibit I hereto which, as of the date of this Agreement, the Shareholder owns either of record or beneficially, and which the Shareholder has the power to control the disposition; provided, however, that the Shareholder may, without the Company?s prior written consent, (i) sell or otherwise transfer Securities in the Company, or any of its wholly-owned subsidiaries, or make a gift of Securities without consideration to an organization exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (ii) transfer shares to an exchange fund if such transfer does not require the Shareholder to file a Form 144 pursuant to the rules of the Securities and Exchange Commission.

2.   Consideration for Lockup.   In consideration for the Shareholder
agreeing to be bound by the terms of this Agreement, the Company grants the Shareholder the right to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement, after termination of the Company?s SB-2 offering.

Starting 3 months after the termination of the Company?s SB-2 offering, the Company grants the Shareholder the right every 3 months to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement.

The balance of shares may be sold by the Shareholder without consideration for lockup, 24 months after the termination of the Company?s SB-2 offering.

3.   Failure to Register Shares.   Should the shares required by
Section 2 of this Agreement not be filed in a registration statement with the Securities and Exchange Commission within 90 days of this Agreement, then this Agreement shall be null and void and of no further force and effect.

4.   Transfer; Successor and Assigns.   The terms and conditions of
this Agreement shall inure to the benefit of and be binding upon the
respective successors and assigns of the parties.   Nothing in this
Agreement, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5. Governing Law. This Agreement shall be governed by and construed under the laws of the State or New York applicable to contracts entered into and fully to be performed in the State of New York by residents of the State of New York.

6.   Counterparts.   This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constituted one and the same instrument.

7.   Titles and Subtitles.   The titles and subtitles used in this
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.   Notices.
All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given or made upon (i) the Shareholder at such Shareholder?s address set forth on the signature page hereto; and (ii) the Company at Cross Atlantic Commodities, Inc., 245 Park Avenue, 39th Floor, New York, New York 10167, attention President and General Counsel.

   All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by overnight courier, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

   Any party may, by written notice to the other, alter its address or respondent, and such notice shall be given in accordance with the terms of this Section 8.

9.   Attorneys? Fees.   If any action at law or in equity (including
arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney?s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

10.   Amendments and Waivers.   Any term of this Agreement may be
amended with the written consent of the Company and the Shareholder.

11.   Severability.   If one or more provisions of this Agreement are
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.  Delays or Omissions.   NO delay or omission to exercise any right,
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party to this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any breach or default be deemed a waiver of any
other breach or default theretofore or thereafter occurring.   Any
waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective
only to the extent specifically set forth in such writing.   All
remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

13.   Entire Agreement.   This Agreement and the documents referred to
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly cancelled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Cross Atlantic Commodities, Inc.

By:   /s/Michael Enemaerke
      ------------------------
      Name:  Michael Enemaerke
      Title:  President of Cross Atlantic Commodities, Inc.

David Nixon
----------------------
Shareholder

Address:	15125-4 Pine Meadows Drive
            Fort Myers, FL 33908



Exhibit I

Securities Subject to Lockup Agreement

All shares of common stock in Cross Atlantic Commodities, Inc. issued and registered in the name of the shareholder at July 27, 2005




Lockup Agreement

This Lockup Agreement (the ?Agreement?) is entered into as of this 12th day of August 2005, by and among Kenneth J. Quist (the ?Shareholder?) and Cross Atlantic Commodities, Inc., a Nevada corporation (the
?Company?).

Whereas, the shareholder holds common stock of the Company or securities convertible into or exercisable for common stock of the Company (collectively, ?Securities?);

Whereas, the Company believes it is in the best interests of its stockholders to establish an orderly trading market for shares of the Company?s common stock.

Whereas, the Company desires the Shareholder to refrain selling securities held by the Shareholder to encourage orderly trading in shares of the Company?s common stock;

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Lockup of Securities.   The Shareholder agrees, that without the
prior written consent of the Company, the Shareholder will not make or cause any sale of any Securities listed on Exhibit I hereto which, as of the date of this Agreement, the Shareholder owns either of record or beneficially, and which the Shareholder has the power to control the disposition; provided, however, that the Shareholder may, without the Company?s prior written consent, (i) sell or otherwise transfer Securities in the Company, or any of its wholly-owned subsidiaries, or make a gift of Securities without consideration to an organization exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (ii) transfer shares to an exchange fund if such transfer does not require the Shareholder to file a Form 144 pursuant to the rules of the Securities and Exchange Commission.

2.   Consideration for Lockup.   In consideration for the Shareholder
agreeing to be bound by the terms of this Agreement, the Company grants the Shareholder the right to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement, after termination of the Company?s SB-2 offering.

Starting 3 months after the termination of the Company?s SB-2 offering, the Company grants the Shareholder the right every 3 months to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement.

The balance of shares may be sold by the Shareholder without consideration for lockup, 24 months after the termination of the Company?s SB-2 offering.

3.   Failure to Register Shares.   Should the shares required by
Section 2 of this Agreement not be filed in a registration statement with the Securities and Exchange Commission within 90 days of this Agreement, then this Agreement shall be null and void and of no further force and effect.

4.   Transfer; Successor and Assigns.   The terms and conditions of
this Agreement shall inure to the benefit of and be binding upon the
respective successors and assigns of the parties.   Nothing in this
Agreement, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5. Governing Law. This Agreement shall be governed by and construed under the laws of the State or New York applicable to contracts entered into and fully to be performed in the State of New York by residents of the State of New York.

6.   Counterparts.   This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constituted one and the same instrument.

7.   Titles and Subtitles.   The titles and subtitles used in this
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.   Notices.
All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given or made upon (i) the Shareholder at such Shareholder?s address set forth on the signature page hereto; and (ii) the Company at Cross Atlantic Commodities, Inc., 245 Park Avenue, 39th Floor, New York, New York 10167, attention President and General Counsel.

   All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by overnight courier, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

   Any party may, by written notice to the other, alter its address or respondent, and such notice shall be given in accordance with the terms of this Section 8.

9.   Attorneys? Fees.   If any action at law or in equity (including
arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney?s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

10.   Amendments and Waivers.   Any term of this Agreement may be
amended with the written consent of the Company and the Shareholder.

11.   Severability.   If one or more provisions of this Agreement are
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.  Delays or Omissions.   NO delay or omission to exercise any right,
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party to this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any breach or default be deemed a waiver of any
other breach or default theretofore or thereafter occurring.   Any
waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective
only to the extent specifically set forth in such writing.   All
remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

13.   Entire Agreement.   This Agreement and the documents referred to
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly cancelled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Cross Atlantic Commodities, Inc.

By:   /s/Michael Enemaerke
      ------------------------
      Name:  Michael Enemaerke
      Title:  President of Cross Atlantic Commodities, Inc.

Kenneth J. Quist
----------------------
Shareholder

Address:	7463 S. 227th E. Avenue
            Broken Arrow, OK 74014



Exhibit I

Securities Subject to Lockup Agreement

All shares of common stock in Cross Atlantic Commodities, Inc. issued and registered in the name of the shareholder at July 27, 2005



Lockup Agreement

This Lockup Agreement (the ?Agreement?) is entered into as of this 12th day of August 2005, by and among James Depelesi (the ?Shareholder?) and Cross Atlantic Commodities, Inc., a Nevada corporation (the ?Company?).

Whereas, the shareholder holds common stock of the Company or securities convertible into or exercisable for common stock of the Company (collectively, ?Securities?);

Whereas, the Company believes it is in the best interests of its stockholders to establish an orderly trading market for shares of the Company?s common stock.

Whereas, the Company desires the Shareholder to refrain selling securities held by the Shareholder to encourage orderly trading in shares of the Company?s common stock;

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Lockup of Securities.   The Shareholder agrees, that without the
prior written consent of the Company, the Shareholder will not make or cause any sale of any Securities listed on Exhibit I hereto which, as of the date of this Agreement, the Shareholder owns either of record or beneficially, and which the Shareholder has the power to control the disposition; provided, however, that the Shareholder may, without the Company?s prior written consent, (i) sell or otherwise transfer Securities in the Company, or any of its wholly-owned subsidiaries, or make a gift of Securities without consideration to an organization exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (ii) transfer shares to an exchange fund if such transfer does not require the Shareholder to file a Form 144 pursuant to the rules of the Securities and Exchange Commission.

2.   Consideration for Lockup.   In consideration for the Shareholder
agreeing to be bound by the terms of this Agreement, the Company grants the Shareholder the right to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement, after termination of the Company?s SB-2 offering.

Starting 3 months after the termination of the Company?s SB-2 offering, the Company grants the Shareholder the right every 3 months to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement.

The balance of shares may be sold by the Shareholder without consideration for lockup, 24 months after the termination of the Company?s SB-2 offering.

3.   Failure to Register Shares.   Should the shares required by
Section 2 of this Agreement not be filed in a registration statement with the Securities and Exchange Commission within 90 days of this Agreement, then this Agreement shall be null and void and of no further force and effect.

4.   Transfer; Successor and Assigns.   The terms and conditions of
this Agreement shall inure to the benefit of and be binding upon the
respective successors and assigns of the parties.   Nothing in this
Agreement, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5. Governing Law. This Agreement shall be governed by and construed under the laws of the State or New York applicable to contracts entered into and fully to be performed in the State of New York by residents of the State of New York.

6.   Counterparts.   This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constituted one and the same instrument.

7.   Titles and Subtitles.   The titles and subtitles used in this
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.   Notices.
All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given or made upon (i) the Shareholder at such Shareholder?s address set forth on the signature page hereto; and (ii) the Company at Cross Atlantic Commodities, Inc., 245 Park Avenue, 39th Floor, New York, New York 10167, attention President and General Counsel.

   All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by overnight courier, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

   Any party may, by written notice to the other, alter its address or respondent, and such notice shall be given in accordance with the terms of this Section 8.

9.   Attorneys? Fees.   If any action at law or in equity (including
arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney?s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

10.   Amendments and Waivers.   Any term of this Agreement may be
amended with the written consent of the Company and the Shareholder.

11.   Severability.   If one or more provisions of this Agreement are
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.  Delays or Omissions.   NO delay or omission to exercise any right,
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party to this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any breach or default be deemed a waiver of any
other breach or default theretofore or thereafter occurring.   Any
waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective
only to the extent specifically set forth in such writing.   All
remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

13.   Entire Agreement.   This Agreement and the documents referred to
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly cancelled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Cross Atlantic Commodities, Inc.

By:   /s/Michael Enemaerke
      ------------------------
      Name:  Michael Enemaerke
      Title:  President of Cross Atlantic Commodities, Inc.

James DePelisi, President of LVD Corporation
----------------------
Shareholder

Address:	10640 NW 32 Street
            Sunrise, FL 33357



Exhibit I

Securities Subject to Lockup Agreement

All shares of common stock in Cross Atlantic Commodities, Inc. issued and registered in the name of the shareholder at July 27, 2005



Lockup Agreement

This Lockup Agreement (the ?Agreement?) is entered into as of this 12th day of August 2005, by and among Richard Gabay (the ?Shareholder?) and Cross Atlantic Commodities, Inc., a Nevada corporation (the ?Company?).

Whereas, the shareholder holds common stock of the Company or securities convertible into or exercisable for common stock of the Company (collectively, ?Securities?);

Whereas, the Company believes it is in the best interests of its stockholders to establish an orderly trading market for shares of the Company?s common stock.

Whereas, the Company desires the Shareholder to refrain selling securities held by the Shareholder to encourage orderly trading in shares of the Company?s common stock;

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Lockup of Securities.   The Shareholder agrees, that without the
prior written consent of the Company, the Shareholder will not make or cause any sale of any Securities listed on Exhibit I hereto which, as of the date of this Agreement, the Shareholder owns either of record or beneficially, and which the Shareholder has the power to control the disposition; provided, however, that the Shareholder may, without the Company?s prior written consent, (i) sell or otherwise transfer Securities in the Company, or any of its wholly-owned subsidiaries, or make a gift of Securities without consideration to an organization exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (ii) transfer shares to an exchange fund if such transfer does not require the Shareholder to file a Form 144 pursuant to the rules of the Securities and Exchange Commission.

2.   Consideration for Lockup.   In consideration for the Shareholder
agreeing to be bound by the terms of this Agreement, the Company grants the Shareholder the right to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement, after termination of the Company?s SB-2 offering.

Starting 3 months after the termination of the Company?s SB-2 offering, the Company grants the Shareholder the right every 3 months to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement.

The balance of shares may be sold by the Shareholder without consideration for lockup, 24 months after the termination of the Company?s SB-2 offering.

3.   Failure to Register Shares.   Should the shares required by
Section 2 of this Agreement not be filed in a registration statement with the Securities and Exchange Commission within 90 days of this Agreement, then this Agreement shall be null and void and of no further force and effect.

4.   Transfer; Successor and Assigns.   The terms and conditions of
this Agreement shall inure to the benefit of and be binding upon the
respective successors and assigns of the parties.   Nothing in this
Agreement, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5. Governing Law. This Agreement shall be governed by and construed under the laws of the State or New York applicable to contracts entered into and fully to be performed in the State of New York by residents of the State of New York.

6.   Counterparts.   This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constituted one and the same instrument.

7.   Titles and Subtitles.   The titles and subtitles used in this
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.   Notices.
All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given or made upon (i) the Shareholder at such Shareholder?s address set forth on the signature page hereto; and (ii) the Company at Cross Atlantic Commodities, Inc., 245 Park Avenue, 39th Floor, New York, New York 10167, attention President and General Counsel.

   All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by overnight courier, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

   Any party may, by written notice to the other, alter its address or respondent, and such notice shall be given in accordance with the terms of this Section 8.

9.   Attorneys? Fees.   If any action at law or in equity (including
arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney?s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

10.   Amendments and Waivers.   Any term of this Agreement may be
amended with the written consent of the Company and the Shareholder.

11.   Severability.   If one or more provisions of this Agreement are
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.  Delays or Omissions.   NO delay or omission to exercise any right,
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party to this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any breach or default be deemed a waiver of any
other breach or default theretofore or thereafter occurring.   Any
waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective
only to the extent specifically set forth in such writing.   All
remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

13.   Entire Agreement.   This Agreement and the documents referred to
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly cancelled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Cross Atlantic Commodities, Inc.

By:   /s/Michael Enemaerke
      ------------------------
      Name:  Michael Enemaerke
      Title:  President of Cross Atlantic Commodities, Inc.

Richard Gabey
----------------------
Shareholder

Address:	2170 Belle Sonia Court
            Syosset, New York 11791



Exhibit I

Securities Subject to Lockup Agreement

All shares of common stock in Cross Atlantic Commodities, Inc. issued and registered in the name of the shareholder at July 27, 2005



Lockup Agreement

This Lockup Agreement (the ?Agreement?) is entered into as of this 12th day of August 2005, by and among David E. Kasper (the ?Shareholder?) and Cross Atlantic Commodities, Inc., a Nevada corporation (the
?Company?).

Whereas, the shareholder holds common stock of the Company or securities convertible into or exercisable for common stock of the Company (collectively, ?Securities?);

Whereas, the Company believes it is in the best interests of its stockholders to establish an orderly trading market for shares of the Company?s common stock.

Whereas, the Company desires the Shareholder to refrain selling securities held by the Shareholder to encourage orderly trading in shares of the Company?s common stock;

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Lockup of Securities.   The Shareholder agrees, that without the
prior written consent of the Company, the Shareholder will not make or cause any sale of any Securities listed on Exhibit I hereto which, as of the date of this Agreement, the Shareholder owns either of record or beneficially, and which the Shareholder has the power to control the disposition; provided, however, that the Shareholder may, without the Company?s prior written consent, (i) sell or otherwise transfer Securities in the Company, or any of its wholly-owned subsidiaries, or make a gift of Securities without consideration to an organization exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (ii) transfer shares to an exchange fund if such transfer does not require the Shareholder to file a Form 144 pursuant to the rules of the Securities and Exchange Commission.

2.   Consideration for Lockup.   In consideration for the Shareholder
agreeing to be bound by the terms of this Agreement, the Company grants the Shareholder the right to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement, after termination of the Company?s SB-2 offering.

Starting 3 months after the termination of the Company?s SB-2 offering, the Company grants the Shareholder the right every 3 months to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement.

The balance of shares may be sold by the Shareholder without consideration for lockup, 24 months after the termination of the Company?s SB-2 offering.

3.   Failure to Register Shares.   Should the shares required by
Section 2 of this Agreement not be filed in a registration statement with the Securities and Exchange Commission within 90 days of this Agreement, then this Agreement shall be null and void and of no further force and effect.

4.   Transfer; Successor and Assigns.   The terms and conditions of
this Agreement shall inure to the benefit of and be binding upon the
respective successors and assigns of the parties.   Nothing in this
Agreement, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5. Governing Law. This Agreement shall be governed by and construed under the laws of the State or New York applicable to contracts entered into and fully to be performed in the State of New York by residents of the State of New York.

6.   Counterparts.   This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constituted one and the same instrument.

7.   Titles and Subtitles.   The titles and subtitles used in this
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.   Notices.
All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given or made upon (i) the Shareholder at such Shareholder?s address set forth on the signature page hereto; and (ii) the Company at Cross Atlantic Commodities, Inc., 245 Park Avenue, 39th Floor, New York, New York 10167, attention President and General Counsel.

   All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by overnight courier, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

   Any party may, by written notice to the other, alter its address or respondent, and such notice shall be given in accordance with the terms of this Section 8.

9.   Attorneys? Fees.   If any action at law or in equity (including
arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney?s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

10.   Amendments and Waivers.   Any term of this Agreement may be
amended with the written consent of the Company and the Shareholder.

11.   Severability.   If one or more provisions of this Agreement are
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.  Delays or Omissions.   NO delay or omission to exercise any right,
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party to this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any breach or default be deemed a waiver of any
other breach or default theretofore or thereafter occurring.   Any
waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective
only to the extent specifically set forth in such writing.   All
remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

13.   Entire Agreement.   This Agreement and the documents referred to
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly cancelled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Cross Atlantic Commodities, Inc.

By:   /s/Michael Enemaerke
      ------------------------
      Name:  Michael Enemaerke
      Title:  President of Cross Atlantic Commodities, Inc.

David E. Kasper
----------------------
Shareholder

Address:	4305 S. Peacock Lane
            Rolling Meadows, IL 60008



Exhibit I

Securities Subject to Lockup Agreement

All shares of common stock in Cross Atlantic Commodities, Inc. issued and registered in the name of the shareholder at July 27, 2005




Lockup Agreement

This Lockup Agreement (the ?Agreement?) is entered into as of this 12th day of August 2005, by and among Seymour Field (the ?Shareholder?) and Cross Atlantic Commodities, Inc., a Nevada corporation (the ?Company?).

Whereas, the shareholder holds common stock of the Company or securities convertible into or exercisable for common stock of the Company (collectively, ?Securities?);

Whereas, the Company believes it is in the best interests of its stockholders to establish an orderly trading market for shares of the Company?s common stock.

Whereas, the Company desires the Shareholder to refrain selling securities held by the Shareholder to encourage orderly trading in shares of the Company?s common stock;

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Lockup of Securities.   The Shareholder agrees, that without the
prior written consent of the Company, the Shareholder will not make or cause any sale of any Securities listed on Exhibit I hereto which, as of the date of this Agreement, the Shareholder owns either of record or beneficially, and which the Shareholder has the power to control the disposition; provided, however, that the Shareholder may, without the Company?s prior written consent, (i) sell or otherwise transfer Securities in the Company, or any of its wholly-owned subsidiaries, or make a gift of Securities without consideration to an organization exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (ii) transfer shares to an exchange fund if such transfer does not require the Shareholder to file a Form 144 pursuant to the rules of the Securities and Exchange Commission.

2.   Consideration for Lockup.   In consideration for the Shareholder
agreeing to be bound by the terms of this Agreement, the Company grants the Shareholder the right to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement, after termination of the Company?s SB-2 offering.

Starting 3 months after the termination of the Company?s SB-2 offering, the Company grants the Shareholder the right every 3 months to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement.

The balance of shares may be sold by the Shareholder without consideration for lockup, 24 months after the termination of the Company?s SB-2 offering.

3.   Failure to Register Shares.   Should the shares required by
Section 2 of this Agreement not be filed in a registration statement with the Securities and Exchange Commission within 90 days of this Agreement, then this Agreement shall be null and void and of no further force and effect.

4.   Transfer; Successor and Assigns.   The terms and conditions of
this Agreement shall inure to the benefit of and be binding upon the
respective successors and assigns of the parties.   Nothing in this
Agreement, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5. Governing Law. This Agreement shall be governed by and construed under the laws of the State or New York applicable to contracts entered into and fully to be performed in the State of New York by residents of the State of New York.

6.   Counterparts.   This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constituted one and the same instrument.

7.   Titles and Subtitles.   The titles and subtitles used in this
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.   Notices.
All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given or made upon (i) the Shareholder at such Shareholder?s address set forth on the signature page hereto; and (ii) the Company at Cross Atlantic Commodities, Inc., 245 Park Avenue, 39th Floor, New York, New York 10167, attention President and General Counsel.

   All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by overnight courier, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

   Any party may, by written notice to the other, alter its address or respondent, and such notice shall be given in accordance with the terms of this Section 8.

9.   Attorneys? Fees.   If any action at law or in equity (including
arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney?s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

10.   Amendments and Waivers.   Any term of this Agreement may be
amended with the written consent of the Company and the Shareholder.

11.   Severability.   If one or more provisions of this Agreement are
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.  Delays or Omissions.   NO delay or omission to exercise any right,
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party to this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any breach or default be deemed a waiver of any
other breach or default theretofore or thereafter occurring.   Any
waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective
only to the extent specifically set forth in such writing.   All
remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

13.   Entire Agreement.   This Agreement and the documents referred to
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly cancelled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Cross Atlantic Commodities, Inc.

By:   /s/Michael Enemaerke
      ------------------------
      Name:  Michael Enemaerke
      Title:  President of Cross Atlantic Commodities, Inc.

Seymour Field
----------------------
Shareholder

Address:	9975 Ramblewood Drive
            Coral Springs, FL 33071



Exhibit I

Securities Subject to Lockup Agreement

All shares of common stock in Cross Atlantic Commodities, Inc. issued and registered in the name of the shareholder at July 27, 2005



Lockup Agreement

This Lockup Agreement (the ?Agreement?) is entered into as of this 12th day of August 2005, by and among Margaret McCullum (the ?Shareholder?) and Cross Atlantic Commodities, Inc., a Nevada corporation (the
?Company?).

Whereas, the shareholder holds common stock of the Company or securities convertible into or exercisable for common stock of the Company (collectively, ?Securities?);

Whereas, the Company believes it is in the best interests of its stockholders to establish an orderly trading market for shares of the Company?s common stock.

Whereas, the Company desires the Shareholder to refrain selling securities held by the Shareholder to encourage orderly trading in shares of the Company?s common stock;

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Lockup of Securities.   The Shareholder agrees, that without the
prior written consent of the Company, the Shareholder will not make or cause any sale of any Securities listed on Exhibit I hereto which, as of the date of this Agreement, the Shareholder owns either of record or beneficially, and which the Shareholder has the power to control the disposition; provided, however, that the Shareholder may, without the Company?s prior written consent, (i) sell or otherwise transfer Securities in the Company, or any of its wholly-owned subsidiaries, or make a gift of Securities without consideration to an organization exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (ii) transfer shares to an exchange fund if such transfer does not require the Shareholder to file a Form 144 pursuant to the rules of the Securities and Exchange Commission.

2.   Consideration for Lockup.   In consideration for the Shareholder
agreeing to be bound by the terms of this Agreement, the Company grants the Shareholder the right to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement, after termination of the Company?s SB-2 offering.

Starting 3 months after the termination of the Company?s SB-2 offering, the Company grants the Shareholder the right every 3 months to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement.

The balance of shares may be sold by the Shareholder without consideration for lockup, 24 months after the termination of the Company?s SB-2 offering.

3.   Failure to Register Shares.   Should the shares required by
Section 2 of this Agreement not be filed in a registration statement with the Securities and Exchange Commission within 90 days of this Agreement, then this Agreement shall be null and void and of no further force and effect.

4.   Transfer; Successor and Assigns.   The terms and conditions of
this Agreement shall inure to the benefit of and be binding upon the
respective successors and assigns of the parties.   Nothing in this
Agreement, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5. Governing Law. This Agreement shall be governed by and construed under the laws of the State or New York applicable to contracts entered into and fully to be performed in the State of New York by residents of the State of New York.

6.   Counterparts.   This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constituted one and the same instrument.

7.   Titles and Subtitles.   The titles and subtitles used in this
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.   Notices.
All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given or made upon (i) the Shareholder at such Shareholder?s address set forth on the signature page hereto; and (ii) the Company at Cross Atlantic Commodities, Inc., 245 Park Avenue, 39th Floor, New York, New York 10167, attention President and General Counsel.

   All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by overnight courier, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

   Any party may, by written notice to the other, alter its address or respondent, and such notice shall be given in accordance with the terms of this Section 8.

9.   Attorneys? Fees.   If any action at law or in equity (including
arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney?s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

10.   Amendments and Waivers.   Any term of this Agreement may be
amended with the written consent of the Company and the Shareholder.

11.   Severability.   If one or more provisions of this Agreement are
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.  Delays or Omissions.   NO delay or omission to exercise any right,
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party to this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any breach or default be deemed a waiver of any
other breach or default theretofore or thereafter occurring.   Any
waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective
only to the extent specifically set forth in such writing.   All
remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

13.   Entire Agreement.   This Agreement and the documents referred to
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly cancelled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Cross Atlantic Commodities, Inc.

By:   /s/Michael Enemaerke
      ------------------------
      Name:  Michael Enemaerke
      Title:  President of Cross Atlantic Commodities, Inc.

Margaret McCullum
----------------------
Shareholder

Address:	6420 E. Tropicana #435
            Las Vega, NV 89122



Exhibit I

Securities Subject to Lockup Agreement

All shares of common stock in Cross Atlantic Commodities, Inc. issued and registered in the name of the shareholder at July 27, 2005



Lockup Agreement

This Lockup Agreement (the ?Agreement?) is entered into as of this 12th day of August 2005, by and among John Santiago (the ?Shareholder?) and Cross Atlantic Commodities, Inc., a Nevada corporation (the ?Company?).

Whereas, the shareholder holds common stock of the Company or securities convertible into or exercisable for common stock of the Company (collectively, ?Securities?);

Whereas, the Company believes it is in the best interests of its stockholders to establish an orderly trading market for shares of the Company?s common stock.

Whereas, the Company desires the Shareholder to refrain selling securities held by the Shareholder to encourage orderly trading in shares of the Company?s common stock;

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Lockup of Securities.   The Shareholder agrees, that without the
prior written consent of the Company, the Shareholder will not make or cause any sale of any Securities listed on Exhibit I hereto which, as of the date of this Agreement, the Shareholder owns either of record or beneficially, and which the Shareholder has the power to control the disposition; provided, however, that the Shareholder may, without the Company?s prior written consent, (i) sell or otherwise transfer Securities in the Company, or any of its wholly-owned subsidiaries, or make a gift of Securities without consideration to an organization exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (ii) transfer shares to an exchange fund if such transfer does not require the Shareholder to file a Form 144 pursuant to the rules of the Securities and Exchange Commission.

2.   Consideration for Lockup.   In consideration for the Shareholder
agreeing to be bound by the terms of this Agreement, the Company grants the Shareholder the right to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement, after termination of the Company?s SB-2 offering.

Starting 3 months after the termination of the Company?s SB-2 offering, the Company grants the Shareholder the right every 3 months to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement.

The balance of shares may be sold by the Shareholder without consideration for lockup, 24 months after the termination of the Company?s SB-2 offering.

3.   Failure to Register Shares.   Should the shares required by
Section 2 of this Agreement not be filed in a registration statement with the Securities and Exchange Commission within 90 days of this Agreement, then this Agreement shall be null and void and of no further force and effect.

4.   Transfer; Successor and Assigns.   The terms and conditions of
this Agreement shall inure to the benefit of and be binding upon the
respective successors and assigns of the parties.   Nothing in this
Agreement, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5. Governing Law. This Agreement shall be governed by and construed under the laws of the State or New York applicable to contracts entered into and fully to be performed in the State of New York by residents of the State of New York.

6.   Counterparts.   This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constituted one and the same instrument.

7.   Titles and Subtitles.   The titles and subtitles used in this
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.   Notices.
All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given or made upon (i) the Shareholder at such Shareholder?s address set forth on the signature page hereto; and (ii) the Company at Cross Atlantic Commodities, Inc., 245 Park Avenue, 39th Floor, New York, New York 10167, attention President and General Counsel.

   All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by overnight courier, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

   Any party may, by written notice to the other, alter its address or respondent, and such notice shall be given in accordance with the terms of this Section 8.

9.   Attorneys? Fees.   If any action at law or in equity (including
arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney?s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

10.   Amendments and Waivers.   Any term of this Agreement may be
amended with the written consent of the Company and the Shareholder.

11.   Severability.   If one or more provisions of this Agreement are
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.  Delays or Omissions.   NO delay or omission to exercise any right,
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party to this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any breach or default be deemed a waiver of any
other breach or default theretofore or thereafter occurring.   Any
waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective
only to the extent specifically set forth in such writing.   All
remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

13.   Entire Agreement.   This Agreement and the documents referred to
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly cancelled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Cross Atlantic Commodities, Inc.

By:   /s/Michael Enemaerke
      ------------------------
      Name:  Michael Enemaerke
      Title:  President of Cross Atlantic Commodities, Inc.

John F. Santiago
----------------------
Shareholder

Address:	1768 Annandale Circle
            Royal Palm Beach, FL 33411



Exhibit I

Securities Subject to Lockup Agreement

All shares of common stock in Cross Atlantic Commodities, Inc. issued and registered in the name of the shareholder at July 27, 2005



Lockup Agreement

This Lockup Agreement (the ?Agreement?) is entered into as of this 12th day of August 2005, by and among Craig & Stacy Fichtman (the
?Shareholder?) and Cross Atlantic Commodities, Inc., a Nevada corporation (the ?Company?).

Whereas, the shareholder holds common stock of the Company or securities convertible into or exercisable for common stock of the Company (collectively, ?Securities?);

Whereas, the Company believes it is in the best interests of its stockholders to establish an orderly trading market for shares of the Company?s common stock.

Whereas, the Company desires the Shareholder to refrain selling securities held by the Shareholder to encourage orderly trading in shares of the Company?s common stock;

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Lockup of Securities.   The Shareholder agrees, that without the
prior written consent of the Company, the Shareholder will not make or cause any sale of any Securities listed on Exhibit I hereto which, as of the date of this Agreement, the Shareholder owns either of record or beneficially, and which the Shareholder has the power to control the disposition; provided, however, that the Shareholder may, without the Company?s prior written consent, (i) sell or otherwise transfer Securities in the Company, or any of its wholly-owned subsidiaries, or make a gift of Securities without consideration to an organization exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (ii) transfer shares to an exchange fund if such transfer does not require the Shareholder to file a Form 144 pursuant to the rules of the Securities and Exchange Commission.

2.   Consideration for Lockup.   In consideration for the Shareholder
agreeing to be bound by the terms of this Agreement, the Company grants the Shareholder the right to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement, after termination of the Company?s SB-2 offering.

Starting 3 months after the termination of the Company?s SB-2 offering, the Company grants the Shareholder the right every 3 months to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement.

The balance of shares may be sold by the Shareholder without consideration for lockup, 24 months after the termination of the Company?s SB-2 offering.

3.   Failure to Register Shares.   Should the shares required by
Section 2 of this Agreement not be filed in a registration statement with the Securities and Exchange Commission within 90 days of this Agreement, then this Agreement shall be null and void and of no further force and effect.

4.   Transfer; Successor and Assigns.   The terms and conditions of
this Agreement shall inure to the benefit of and be binding upon the
respective successors and assigns of the parties.   Nothing in this
Agreement, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5. Governing Law. This Agreement shall be governed by and construed under the laws of the State or New York applicable to contracts entered into and fully to be performed in the State of New York by residents of the State of New York.

6.   Counterparts.   This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constituted one and the same instrument.

7.   Titles and Subtitles.   The titles and subtitles used in this
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.   Notices.
All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given or made upon (i) the Shareholder at such Shareholder?s address set forth on the signature page hereto; and (ii) the Company at Cross Atlantic Commodities, Inc., 245 Park Avenue, 39th Floor, New York, New York 10167, attention President and General Counsel.

   All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by overnight courier, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

   Any party may, by written notice to the other, alter its address or respondent, and such notice shall be given in accordance with the terms of this Section 8.

9.   Attorneys? Fees.   If any action at law or in equity (including
arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney?s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

10.   Amendments and Waivers.   Any term of this Agreement may be
amended with the written consent of the Company and the Shareholder.

11.   Severability.   If one or more provisions of this Agreement are
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.  Delays or Omissions.   NO delay or omission to exercise any right,
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party to this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any breach or default be deemed a waiver of any
other breach or default theretofore or thereafter occurring.   Any
waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective
only to the extent specifically set forth in such writing.   All
remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

13.   Entire Agreement.   This Agreement and the documents referred to
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly cancelled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Cross Atlantic Commodities, Inc.

By:   /s/Michael Enemaerke
      ------------------------
      Name:  Michael Enemaerke
      Title:  President of Cross Atlantic Commodities, Inc.

Craig & Stacy Fichtman
----------------------
Shareholder

Address:	5954 Newport Village Way
            Lake Worth, FL 33463-7365



Exhibit I

Securities Subject to Lockup Agreement

All shares of common stock in Cross Atlantic Commodities, Inc. issued and registered in the name of the shareholder at July 27, 2005



Lockup Agreement

This Lockup Agreement (the ?Agreement?) is entered into as of this 12th day of August 2005, by and among Edward A. Storey (the ?Shareholder?) and Cross Atlantic Commodities, Inc., a Nevada corporation (the
?Company?).

Whereas, the shareholder holds common stock of the Company or securities convertible into or exercisable for common stock of the Company (collectively, ?Securities?);

Whereas, the Company believes it is in the best interests of its stockholders to establish an orderly trading market for shares of the Company?s common stock.

Whereas, the Company desires the Shareholder to refrain selling securities held by the Shareholder to encourage orderly trading in shares of the Company?s common stock;

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Lockup of Securities.   The Shareholder agrees, that without the
prior written consent of the Company, the Shareholder will not make or cause any sale of any Securities listed on Exhibit I hereto which, as of the date of this Agreement, the Shareholder owns either of record or beneficially, and which the Shareholder has the power to control the disposition; provided, however, that the Shareholder may, without the Company?s prior written consent, (i) sell or otherwise transfer Securities in the Company, or any of its wholly-owned subsidiaries, or make a gift of Securities without consideration to an organization exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (ii) transfer shares to an exchange fund if such transfer does not require the Shareholder to file a Form 144 pursuant to the rules of the Securities and Exchange Commission.

2.   Consideration for Lockup.   In consideration for the Shareholder
agreeing to be bound by the terms of this Agreement, the Company grants the Shareholder the right to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement, after termination of the Company?s SB-2 offering.

Starting 3 months after the termination of the Company?s SB-2 offering, the Company grants the Shareholder the right every 3 months to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement.

The balance of shares may be sold by the Shareholder without consideration for lockup, 24 months after the termination of the Company?s SB-2 offering.

3.   Failure to Register Shares.   Should the shares required by
Section 2 of this Agreement not be filed in a registration statement with the Securities and Exchange Commission within 90 days of this Agreement, then this Agreement shall be null and void and of no further force and effect.

4.   Transfer; Successor and Assigns.   The terms and conditions of
this Agreement shall inure to the benefit of and be binding upon the
respective successors and assigns of the parties.   Nothing in this
Agreement, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5. Governing Law. This Agreement shall be governed by and construed under the laws of the State or New York applicable to contracts entered into and fully to be performed in the State of New York by residents of the State of New York.

6.   Counterparts.   This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constituted one and the same instrument.

7.   Titles and Subtitles.   The titles and subtitles used in this
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.   Notices.
All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given or made upon (i) the Shareholder at such Shareholder?s address set forth on the signature page hereto; and (ii) the Company at Cross Atlantic Commodities, Inc., 245 Park Avenue, 39th Floor, New York, New York 10167, attention President and General Counsel.

   All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by overnight courier, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

   Any party may, by written notice to the other, alter its address or respondent, and such notice shall be given in accordance with the terms of this Section 8.

9.   Attorneys? Fees.   If any action at law or in equity (including
arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney?s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

10.   Amendments and Waivers.   Any term of this Agreement may be
amended with the written consent of the Company and the Shareholder.

11.   Severability.   If one or more provisions of this Agreement are
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.  Delays or Omissions.   NO delay or omission to exercise any right,
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party to this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any breach or default be deemed a waiver of any
other breach or default theretofore or thereafter occurring.   Any
waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective
only to the extent specifically set forth in such writing.   All
remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

13.   Entire Agreement.   This Agreement and the documents referred to
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly cancelled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Cross Atlantic Commodities, Inc.

By:   /s/Michael Enemaerke
      ------------------------
      Name:  Michael Enemaerke
      Title:  President of Cross Atlantic Commodities, Inc.

Edward A. Storey
----------------------
Shareholder

Address:	235 Stirling Avenue
            Winter Park, FL 32789



Exhibit I

Securities Subject to Lockup Agreement

All shares of common stock in Cross Atlantic Commodities, Inc. issued and registered in the name of the shareholder at July 27, 2005



Lockup Agreement

This Lockup Agreement (the ?Agreement?) is entered into as of this 12th day of August 2005, by and among Erin T. Stokes (the ?Shareholder?) and Cross Atlantic Commodities, Inc., a Nevada corporation (the ?Company?).

Whereas, the shareholder holds common stock of the Company or securities convertible into or exercisable for common stock of the Company (collectively, ?Securities?);

Whereas, the Company believes it is in the best interests of its stockholders to establish an orderly trading market for shares of the Company?s common stock.

Whereas, the Company desires the Shareholder to refrain selling securities held by the Shareholder to encourage orderly trading in shares of the Company?s common stock;

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Lockup of Securities.   The Shareholder agrees, that without the
prior written consent of the Company, the Shareholder will not make or cause any sale of any Securities listed on Exhibit I hereto which, as of the date of this Agreement, the Shareholder owns either of record or beneficially, and which the Shareholder has the power to control the disposition; provided, however, that the Shareholder may, without the Company?s prior written consent, (i) sell or otherwise transfer Securities in the Company, or any of its wholly-owned subsidiaries, or make a gift of Securities without consideration to an organization exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (ii) transfer shares to an exchange fund if such transfer does not require the Shareholder to file a Form 144 pursuant to the rules of the Securities and Exchange Commission.

2.   Consideration for Lockup.   In consideration for the Shareholder
agreeing to be bound by the terms of this Agreement, the Company grants the Shareholder the right to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement, after termination of the Company?s SB-2 offering.

Starting 3 months after the termination of the Company?s SB-2 offering, the Company grants the Shareholder the right every 3 months to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement.

The balance of shares may be sold by the Shareholder without consideration for lockup, 24 months after the termination of the Company?s SB-2 offering.

3.   Failure to Register Shares.   Should the shares required by
Section 2 of this Agreement not be filed in a registration statement with the Securities and Exchange Commission within 90 days of this Agreement, then this Agreement shall be null and void and of no further force and effect.

4.   Transfer; Successor and Assigns.   The terms and conditions of
this Agreement shall inure to the benefit of and be binding upon the
respective successors and assigns of the parties.   Nothing in this
Agreement, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5. Governing Law. This Agreement shall be governed by and construed under the laws of the State or New York applicable to contracts entered into and fully to be performed in the State of New York by residents of the State of New York.

6.   Counterparts.   This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constituted one and the same instrument.

7.   Titles and Subtitles.   The titles and subtitles used in this
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.   Notices.
All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given or made upon (i) the Shareholder at such Shareholder?s address set forth on the signature page hereto; and (ii) the Company at Cross Atlantic Commodities, Inc., 245 Park Avenue, 39th Floor, New York, New York 10167, attention President and General Counsel.

   All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by overnight courier, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

   Any party may, by written notice to the other, alter its address or respondent, and such notice shall be given in accordance with the terms of this Section 8.

9.   Attorneys? Fees.   If any action at law or in equity (including
arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney?s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

10.   Amendments and Waivers.   Any term of this Agreement may be
amended with the written consent of the Company and the Shareholder.

11.   Severability.   If one or more provisions of this Agreement are
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.  Delays or Omissions.   NO delay or omission to exercise any right,
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party to this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any breach or default be deemed a waiver of any
other breach or default theretofore or thereafter occurring.   Any
waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective
only to the extent specifically set forth in such writing.   All
remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

13.   Entire Agreement.   This Agreement and the documents referred to
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly cancelled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Cross Atlantic Commodities, Inc.

By:   /s/Michael Enemaerke
      ------------------------
      Name:  Michael Enemaerke
      Title:  President of Cross Atlantic Commodities, Inc.

Erin T. Stokes
----------------------
Shareholder

Address:	12783 152nd St. N
            Jupiter, FL 33478



Exhibit I

Securities Subject to Lockup Agreement

All shares of common stock in Cross Atlantic Commodities, Inc. issued and registered in the name of the shareholder at July 27, 2005



Lockup Agreement

This Lockup Agreement (the ?Agreement?) is entered into as of this 12th day of August 2005, by and among Victoria Hoffmann (the ?Shareholder?) and Cross Atlantic Commodities, Inc., a Nevada corporation (the
?Company?).

Whereas, the shareholder holds common stock of the Company or securities convertible into or exercisable for common stock of the Company (collectively, ?Securities?);

Whereas, the Company believes it is in the best interests of its stockholders to establish an orderly trading market for shares of the Company?s common stock.

Whereas, the Company desires the Shareholder to refrain selling securities held by the Shareholder to encourage orderly trading in shares of the Company?s common stock;

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Lockup of Securities.   The Shareholder agrees, that without the
prior written consent of the Company, the Shareholder will not make or cause any sale of any Securities listed on Exhibit I hereto which, as of the date of this Agreement, the Shareholder owns either of record or beneficially, and which the Shareholder has the power to control the disposition; provided, however, that the Shareholder may, without the Company?s prior written consent, (i) sell or otherwise transfer Securities in the Company, or any of its wholly-owned subsidiaries, or make a gift of Securities without consideration to an organization exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (ii) transfer shares to an exchange fund if such transfer does not require the Shareholder to file a Form 144 pursuant to the rules of the Securities and Exchange Commission.

2.   Consideration for Lockup.   In consideration for the Shareholder
agreeing to be bound by the terms of this Agreement, the Company grants the Shareholder the right to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement, after termination of the Company?s SB-2 offering.

Starting 3 months after the termination of the Company?s SB-2 offering, the Company grants the Shareholder the right every 3 months to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement.

The balance of shares may be sold by the Shareholder without consideration for lockup, 24 months after the termination of the Company?s SB-2 offering.

3.   Failure to Register Shares.   Should the shares required by
Section 2 of this Agreement not be filed in a registration statement with the Securities and Exchange Commission within 90 days of this Agreement, then this Agreement shall be null and void and of no further force and effect.

4.   Transfer; Successor and Assigns.   The terms and conditions of
this Agreement shall inure to the benefit of and be binding upon the
respective successors and assigns of the parties.   Nothing in this
Agreement, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5. Governing Law. This Agreement shall be governed by and construed under the laws of the State or New York applicable to contracts entered into and fully to be performed in the State of New York by residents of the State of New York.

6.   Counterparts.   This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constituted one and the same instrument.

7.   Titles and Subtitles.   The titles and subtitles used in this
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.   Notices.
All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given or made upon (i) the Shareholder at such Shareholder?s address set forth on the signature page hereto; and (ii) the Company at Cross Atlantic Commodities, Inc., 245 Park Avenue, 39th Floor, New York, New York 10167, attention President and General Counsel.

   All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by overnight courier, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

   Any party may, by written notice to the other, alter its address or respondent, and such notice shall be given in accordance with the terms of this Section 8.

9.   Attorneys? Fees.   If any action at law or in equity (including
arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney?s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

10.   Amendments and Waivers.   Any term of this Agreement may be
amended with the written consent of the Company and the Shareholder.

11.   Severability.   If one or more provisions of this Agreement are
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.  Delays or Omissions.   NO delay or omission to exercise any right,
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party to this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any breach or default be deemed a waiver of any
other breach or default theretofore or thereafter occurring.   Any
waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective
only to the extent specifically set forth in such writing.   All
remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

13.   Entire Agreement.   This Agreement and the documents referred to
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly cancelled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Cross Atlantic Commodities, Inc.

By:   /s/Michael Enemaerke
      ------------------------
      Name:  Michael Enemaerke
      Title:  President of Cross Atlantic Commodities, Inc.

Victoria Hoffman
----------------------
Shareholder

Address:	1171 Royal Palm Boulevard
            Apt. 203
            Coral Springs, FL 33065



Exhibit I

Securities Subject to Lockup Agreement

All shares of common stock in Cross Atlantic Commodities, Inc. issued and registered in the name of the shareholder at July 27, 2005



Lockup Agreement

This Lockup Agreement (the ?Agreement?) is entered into as of this 12th day of August 2005, by and among Suheil Boutros (the ?Shareholder?) and Cross Atlantic Commodities, Inc., a Nevada corporation (the ?Company?).

Whereas, the shareholder holds common stock of the Company or securities convertible into or exercisable for common stock of the Company (collectively, ?Securities?);

Whereas, the Company believes it is in the best interests of its stockholders to establish an orderly trading market for shares of the Company?s common stock.

Whereas, the Company desires the Shareholder to refrain selling securities held by the Shareholder to encourage orderly trading in shares of the Company?s common stock;

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Lockup of Securities.   The Shareholder agrees, that without the
prior written consent of the Company, the Shareholder will not make or cause any sale of any Securities listed on Exhibit I hereto which, as of the date of this Agreement, the Shareholder owns either of record or beneficially, and which the Shareholder has the power to control the disposition; provided, however, that the Shareholder may, without the Company?s prior written consent, (i) sell or otherwise transfer Securities in the Company, or any of its wholly-owned subsidiaries, or make a gift of Securities without consideration to an organization exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (ii) transfer shares to an exchange fund if such transfer does not require the Shareholder to file a Form 144 pursuant to the rules of the Securities and Exchange Commission.

2.   Consideration for Lockup.   In consideration for the Shareholder
agreeing to be bound by the terms of this Agreement, the Company grants the Shareholder the right to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement, after termination of the Company?s SB-2 offering.

Starting 3 months after the termination of the Company?s SB-2 offering, the Company grants the Shareholder the right every 3 months to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement.

The balance of shares may be sold by the Shareholder without consideration for lockup, 24 months after the termination of the Company?s SB-2 offering.

3.   Failure to Register Shares.   Should the shares required by
Section 2 of this Agreement not be filed in a registration statement with the Securities and Exchange Commission within 90 days of this Agreement, then this Agreement shall be null and void and of no further force and effect.

4.   Transfer; Successor and Assigns.   The terms and conditions of
this Agreement shall inure to the benefit of and be binding upon the
respective successors and assigns of the parties.   Nothing in this
Agreement, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5. Governing Law. This Agreement shall be governed by and construed under the laws of the State or New York applicable to contracts entered into and fully to be performed in the State of New York by residents of the State of New York.

6.   Counterparts.   This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constituted one and the same instrument.

7.   Titles and Subtitles.   The titles and subtitles used in this
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.   Notices.
All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given or made upon (i) the Shareholder at such Shareholder?s address set forth on the signature page hereto; and (ii) the Company at Cross Atlantic Commodities, Inc., 245 Park Avenue, 39th Floor, New York, New York 10167, attention President and General Counsel.

   All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by overnight courier, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

   Any party may, by written notice to the other, alter its address or respondent, and such notice shall be given in accordance with the terms of this Section 8.

9.   Attorneys? Fees.   If any action at law or in equity (including
arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney?s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

10.   Amendments and Waivers.   Any term of this Agreement may be
amended with the written consent of the Company and the Shareholder.

11.   Severability.   If one or more provisions of this Agreement are
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.  Delays or Omissions.   NO delay or omission to exercise any right,
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party to this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any breach or default be deemed a waiver of any
other breach or default theretofore or thereafter occurring.   Any
waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective
only to the extent specifically set forth in such writing.   All
remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

13.   Entire Agreement.   This Agreement and the documents referred to
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly cancelled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Cross Atlantic Commodities, Inc.

By:   /s/Michael Enemaerke
      ------------------------
      Name:  Michael Enemaerke
      Title:  President of Cross Atlantic Commodities, Inc.

Suheil Boutros
----------------------
Shareholder

Address:	5900 Geddes Road
            Ybsilani, MI 43408



Exhibit I

Securities Subject to Lockup Agreement

All shares of common stock in Cross Atlantic Commodities, Inc. issued and registered in the name of the shareholder at July 27, 2005



Lockup Agreement

This Lockup Agreement (the ?Agreement?) is entered into as of this 12th day of August 2005, by and among Richard Bigley (the ?Shareholder?) and Cross Atlantic Commodities, Inc., a Nevada corporation (the ?Company?).

Whereas, the shareholder holds common stock of the Company or securities convertible into or exercisable for common stock of the Company (collectively, ?Securities?);

Whereas, the Company believes it is in the best interests of its stockholders to establish an orderly trading market for shares of the Company?s common stock.

Whereas, the Company desires the Shareholder to refrain selling securities held by the Shareholder to encourage orderly trading in shares of the Company?s common stock;

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Lockup of Securities.   The Shareholder agrees, that without the
prior written consent of the Company, the Shareholder will not make or cause any sale of any Securities listed on Exhibit I hereto which, as of the date of this Agreement, the Shareholder owns either of record or beneficially, and which the Shareholder has the power to control the disposition; provided, however, that the Shareholder may, without the Company?s prior written consent, (i) sell or otherwise transfer Securities in the Company, or any of its wholly-owned subsidiaries, or make a gift of Securities without consideration to an organization exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (ii) transfer shares to an exchange fund if such transfer does not require the Shareholder to file a Form 144 pursuant to the rules of the Securities and Exchange Commission.

2.   Consideration for Lockup.   In consideration for the Shareholder
agreeing to be bound by the terms of this Agreement, the Company grants the Shareholder the right to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement, after termination of the Company?s SB-2 offering.

Starting 3 months after the termination of the Company?s SB-2 offering, the Company grants the Shareholder the right every 3 months to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement.

The balance of shares may be sold by the Shareholder without consideration for lockup, 24 months after the termination of the Company?s SB-2 offering.

3.   Failure to Register Shares.   Should the shares required by
Section 2 of this Agreement not be filed in a registration statement with the Securities and Exchange Commission within 90 days of this Agreement, then this Agreement shall be null and void and of no further force and effect.

4.   Transfer; Successor and Assigns.   The terms and conditions of
this Agreement shall inure to the benefit of and be binding upon the
respective successors and assigns of the parties.   Nothing in this
Agreement, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5. Governing Law. This Agreement shall be governed by and construed under the laws of the State or New York applicable to contracts entered into and fully to be performed in the State of New York by residents of the State of New York.

6.   Counterparts.   This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constituted one and the same instrument.

7.   Titles and Subtitles.   The titles and subtitles used in this
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.   Notices.
All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given or made upon (i) the Shareholder at such Shareholder?s address set forth on the signature page hereto; and (ii) the Company at Cross Atlantic Commodities, Inc., 245 Park Avenue, 39th Floor, New York, New York 10167, attention President and General Counsel.

   All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by overnight courier, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

   Any party may, by written notice to the other, alter its address or respondent, and such notice shall be given in accordance with the terms of this Section 8.

9.   Attorneys? Fees.   If any action at law or in equity (including
arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney?s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

10.   Amendments and Waivers.   Any term of this Agreement may be
amended with the written consent of the Company and the Shareholder.

11.   Severability.   If one or more provisions of this Agreement are
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.  Delays or Omissions.   NO delay or omission to exercise any right,
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party to this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any breach or default be deemed a waiver of any
other breach or default theretofore or thereafter occurring.   Any
waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective
only to the extent specifically set forth in such writing.   All
remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

13.   Entire Agreement.   This Agreement and the documents referred to
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly cancelled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Cross Atlantic Commodities, Inc.

By:   /s/Michael Enemaerke
      ------------------------
      Name:  Michael Enemaerke
      Title:  President of Cross Atlantic Commodities, Inc.

Richard Bigley
----------------------
Shareholder

Address:	1192 SW Lake Circle
            Boynton Beach, FL 33426



Exhibit I

Securities Subject to Lockup Agreement

All shares of common stock in Cross Atlantic Commodities, Inc. issued and registered in the name of the shareholder at July 27, 2005



Lockup Agreement

This Lockup Agreement (the ?Agreement?) is entered into as of this 12th day of August 2005, by and among Daniel Mejia (the ?Shareholder?) and Cross Atlantic Commodities, Inc., a Nevada corporation (the ?Company?).

Whereas, the shareholder holds common stock of the Company or securities convertible into or exercisable for common stock of the Company (collectively, ?Securities?);

Whereas, the Company believes it is in the best interests of its stockholders to establish an orderly trading market for shares of the Company?s common stock.

Whereas, the Company desires the Shareholder to refrain selling securities held by the Shareholder to encourage orderly trading in shares of the Company?s common stock;

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Lockup of Securities.   The Shareholder agrees, that without the
prior written consent of the Company, the Shareholder will not make or cause any sale of any Securities listed on Exhibit I hereto which, as of the date of this Agreement, the Shareholder owns either of record or beneficially, and which the Shareholder has the power to control the disposition; provided, however, that the Shareholder may, without the Company?s prior written consent, (i) sell or otherwise transfer Securities in the Company, or any of its wholly-owned subsidiaries, or make a gift of Securities without consideration to an organization exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (ii) transfer shares to an exchange fund if such transfer does not require the Shareholder to file a Form 144 pursuant to the rules of the Securities and Exchange Commission.

2.   Consideration for Lockup.   In consideration for the Shareholder
agreeing to be bound by the terms of this Agreement, the Company grants the Shareholder the right to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement, after termination of the Company?s SB-2 offering.

Starting 3 months after the termination of the Company?s SB-2 offering, the Company grants the Shareholder the right every 3 months to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement.

The balance of shares may be sold by the Shareholder without consideration for lockup, 24 months after the termination of the Company?s SB-2 offering.

3.   Failure to Register Shares.   Should the shares required by
Section 2 of this Agreement not be filed in a registration statement with the Securities and Exchange Commission within 90 days of this Agreement, then this Agreement shall be null and void and of no further force and effect.

4.   Transfer; Successor and Assigns.   The terms and conditions of
this Agreement shall inure to the benefit of and be binding upon the
respective successors and assigns of the parties.   Nothing in this
Agreement, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5. Governing Law. This Agreement shall be governed by and construed under the laws of the State or New York applicable to contracts entered into and fully to be performed in the State of New York by residents of the State of New York.

6.   Counterparts.   This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constituted one and the same instrument.

7.   Titles and Subtitles.   The titles and subtitles used in this
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.   Notices.
All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given or made upon (i) the Shareholder at such Shareholder?s address set forth on the signature page hereto; and (ii) the Company at Cross Atlantic Commodities, Inc., 245 Park Avenue, 39th Floor, New York, New York 10167, attention President and General Counsel.

   All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by overnight courier, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

   Any party may, by written notice to the other, alter its address or respondent, and such notice shall be given in accordance with the terms of this Section 8.

9.   Attorneys? Fees.   If any action at law or in equity (including
arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney?s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

10.   Amendments and Waivers.   Any term of this Agreement may be
amended with the written consent of the Company and the Shareholder.

11.   Severability.   If one or more provisions of this Agreement are
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.  Delays or Omissions.   NO delay or omission to exercise any right,
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party to this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any breach or default be deemed a waiver of any
other breach or default theretofore or thereafter occurring.   Any
waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective
only to the extent specifically set forth in such writing.   All
remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

13.   Entire Agreement.   This Agreement and the documents referred to
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly cancelled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Cross Atlantic Commodities, Inc.

By:   /s/Michael Enemaerke
      ------------------------
      Name:  Michael Enemaerke
      Title:  President of Cross Atlantic Commodities, Inc.

Daniel Mejia
----------------------
Shareholder

Address:	2057 Island Circle
            Westin, FL 33326



Exhibit I

Securities Subject to Lockup Agreement

All shares of common stock in Cross Atlantic Commodities, Inc. issued and registered in the name of the shareholder at July 27, 2005



Lockup Agreement

This Lockup Agreement (the ?Agreement?) is entered into as of this 12th day of August 2005, by and among Jesse Starkman (the ?Shareholder?) and Cross Atlantic Commodities, Inc., a Nevada corporation (the ?Company?).

Whereas, the shareholder holds common stock of the Company or securities convertible into or exercisable for common stock of the Company (collectively, ?Securities?);

Whereas, the Company believes it is in the best interests of its stockholders to establish an orderly trading market for shares of the Company?s common stock.

Whereas, the Company desires the Shareholder to refrain selling securities held by the Shareholder to encourage orderly trading in shares of the Company?s common stock;

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Lockup of Securities.   The Shareholder agrees, that without the
prior written consent of the Company, the Shareholder will not make or cause any sale of any Securities listed on Exhibit I hereto which, as of the date of this Agreement, the Shareholder owns either of record or beneficially, and which the Shareholder has the power to control the disposition; provided, however, that the Shareholder may, without the Company?s prior written consent, (i) sell or otherwise transfer Securities in the Company, or any of its wholly-owned subsidiaries, or make a gift of Securities without consideration to an organization exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (ii) transfer shares to an exchange fund if such transfer does not require the Shareholder to file a Form 144 pursuant to the rules of the Securities and Exchange Commission.

2.   Consideration for Lockup.   In consideration for the Shareholder
agreeing to be bound by the terms of this Agreement, the Company grants the Shareholder the right to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement, after termination of the Company?s SB-2 offering.

Starting 3 months after the termination of the Company?s SB-2 offering, the Company grants the Shareholder the right every 3 months to sell up to 10% of the total amount of shares owned by the Shareholder at the time of this agreement.

The balance of shares may be sold by the Shareholder without consideration for lockup, 24 months after the termination of the Company?s SB-2 offering.

3.   Failure to Register Shares.   Should the shares required by
Section 2 of this Agreement not be filed in a registration statement with the Securities and Exchange Commission within 90 days of this Agreement, then this Agreement shall be null and void and of no further force and effect.

4.   Transfer; Successor and Assigns.   The terms and conditions of
this Agreement shall inure to the benefit of and be binding upon the
respective successors and assigns of the parties.   Nothing in this
Agreement, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5. Governing Law. This Agreement shall be governed by and construed under the laws of the State or New York applicable to contracts entered into and fully to be performed in the State of New York by residents of the State of New York.

6.   Counterparts.   This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constituted one and the same instrument.

7.   Titles and Subtitles.   The titles and subtitles used in this
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.   Notices.
All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given or made upon (i) the Shareholder at such Shareholder?s address set forth on the signature page hereto; and (ii) the Company at Cross Atlantic Commodities, Inc., 245 Park Avenue, 39th Floor, New York, New York 10167, attention President and General Counsel.

   All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by overnight courier, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

   Any party may, by written notice to the other, alter its address or respondent, and such notice shall be given in accordance with the terms of this Section 8.

9.   Attorneys? Fees.   If any action at law or in equity (including
arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney?s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

10.   Amendments and Waivers.   Any term of this Agreement may be
amended with the written consent of the Company and the Shareholder.

11.   Severability.   If one or more provisions of this Agreement are
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.  Delays or Omissions.   NO delay or omission to exercise any right,
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party to this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any breach or default be deemed a waiver of any
other breach or default theretofore or thereafter occurring.   Any
waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective
only to the extent specifically set forth in such writing.   All
remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

13.   Entire Agreement.   This Agreement and the documents referred to
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly cancelled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Cross Atlantic Commodities, Inc.

By:   /s/Michael Enemaerke
      ------------------------
      Name:  Michael Enemaerke
      Title:  President of Cross Atlantic Commodities, Inc.

Jesse Starkman
----------------------
Shareholder

Address:	c/o Cross Atlantic
            245 Park Avenue 39th Floor
            New York, NY 10167



Exhibit I

Securities Subject to Lockup Agreement

All shares of common stock in Cross Atlantic Commodities, Inc. issued and registered in the name of the shareholder at July 27, 2005